                                                                      EXHIBIT 99



TERM SHEETS

      CMBS NEW ISSUE TERM SHEET

      $804,473,831 (APPROXIMATE)

      BANC OF AMERICA COMMERCIAL MORTGAGE INC.
      (FORMERLY KNOWN AS NATIONSLINK FUNDING CORPORATION)
      COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
      SERIES 2000-2
      OFFERED CLASSES A-1, A-2, B, C, D, E, F, G, H
      AND X CERTIFICATES

      BANK OF AMERICA, N.A. AND HVB REALTY CAPITAL INC.
      MORTGAGE LOAN SELLERS

      ORIX REAL ESTATE CAPITAL MARKETS, LLC
      MASTER SERVICER

      LENNAR PARTNERS, INC.
      SPECIAL SERVICER

      OCTOBER 2000

THIS MATERIAL IS FOR YOUR PRIVATE INFORMATION AND BANC OF AMERICA SECURITIES LLC AND HYPOVEREINSBANK CAPITAL MARKETS (THE "UNDERWRITERS") ARE NOT SOLICITING ANY ACTION BASED UPON IT. THIS MATERIAL IS NOT TO BE CONSTRUED AS AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY IN ANY JURISDICTION WHERE SUCH AN OFFER OR SOLICITATION WOULD BE ILLEGAL. THIS MATERIAL IS BASED ON INFORMATION THAT THE UNDERWRITERS CONSIDER RELIABLE, BUT THE UNDERWRITERS DO NOT REPRESENT THAT IT IS ACCURATE OR COMPLETE AND IT SHOULD NOT BE RELIED UPON AS SUCH. BY ACCEPTING THIS MATERIAL THE RECIPIENT AGREES THAT IT WILL NOT DISTRIBUTE OR PROVIDE THE MATERIAL TO ANY OTHER PERSON. THE INFORMATION CONTAINED IN THIS MATERIAL MAY PERTAIN TO SECURITIES THAT ULTIMATELY ARE NOT SOLD. THE INFORMATION CONTAINED IN THIS MATERIAL MAY BE BASED ON ASSUMPTIONS REGARDING MARKET CONDITIONS AND OTHER MATTERS AS REFLECTED HEREIN. THE UNDERWRITERS MAKE NO REPRESENTATION REGARDING THE REASONABLENESS OF SUCH ASSUMPTIONS OR THE LIKELIHOOD THAT ANY OF SUCH ASSUMPTIONS WILL COINCIDE WITH ACTUAL MARKET CONDITIONS OR EVENTS, AND THIS MATERIAL SHOULD NOT BE RELIED UPON FOR SUCH PURPOSES. THE UNDERWRITERS AND THEIR AFFILIATES, OFFICERS, DIRECTORS, PARTNERS AND EMPLOYEES, INCLUDING PERSONS INVOLVED IN THE PREPARATION OR ISSUANCE OF THIS MATERIAL MAY, FROM TIME TO TIME, HAVE LONG OR SHORT POSITIONS IN, AND BUY AND SELL, THE SECURITIES MENTIONED THEREIN OR DERIVATIVES THEREOF (INCLUDING OPTIONS). THIS MATERIAL MAY BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND INCORPORATED BY REFERENCE INTO AN EFFECTIVE REGISTRATION STATEMENT PREVIOUSLY FILED WITH THE SEC UNDER RULE 415 OF THE SECURITIES ACT OF 1933, INCLUDING ALL CASES WHERE THE MATERIAL DOES NOT PERTAIN TO SECURITIES THAT ARE ULTIMATELY OFFERED FOR SALE PURSUANT TO SUCH REGISTRATION STATEMENT. INFORMATION CONTAINED IN THIS MATERIAL IS CURRENT AS OF THE DATE APPEARING ON THIS MATERIAL ONLY. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ANY INFORMATION IN THE MATERIAL, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU. THIS MATERIAL IS FURNISHED SOLELY BY THE UNDERWRITERS AND NOT BY THE ISSUER OF THE SECURITIES. THE ISSUER OF THE SECURITIES HAS NOT PREPARED, REVIEWED OR PARTICIPATED IN THE PREPARATION OF THIS MATERIAL, IS NOT RESPONSIBLE FOR THE ACCURACY OF THIS MATERIAL AND HAS NOT AUTHORIZED THE DISSEMINATION OF THIS MATERIAL. THE UNDERWRITERS ARE ACTING AS UNDERWRITERS AND NOT ACTING AS AGENTS FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

 BANC OF AMERICA SECURITIES LLC, MEMBER NYSE/NASD/SIPC, IS A SUBSIDIARY OF BANK
                            OF AMERICA CORPORATION.
HYPOVEREINSBANK CAPITAL MARKETS, MEMBER NASD/SIPC, IS A SUBSIDIARY OF BAYERISCHE
                           HYPO- UND VEREINSBANK AG.

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW

--------------------------------------------------------------------------------
OFFERED CERTIFICATES

          RATINGS                      APPROX.   APPROX.                                                  ASSUMED
       --------------        APPROX.      % OF    CREDIT         AVERAGE         PRINCIPAL                  FINAL
CLASS  MOODY'S   S&P            SIZE     TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)       COUPON
------------------------------------------------------------------------------------------------------------------------------
A-1      Aaa      AAA   $198,316,225   22.308%   24.021%           5.75             1-102         April 15, 2009         Fixed
------------------------------------------------------------------------------------------------------------------------------
A-2      Aaa      AAA    477,137,063   53.671%   24.021%           9.18           102-115           May 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
X        Aaa      AAA    889,004,533       N/A       N/A           8.36(5)          1-118(5)     August 15, 2010(5) VAR(IO)(3)
------------------------------------------------------------------------------------------------------------------------------
B        Aa2       AA     37,816,366    4.254%   19.768%           9.56           115-116          June 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
C         A1       A+     24,469,413    2.752%   17.015%           9.63           116-116          June 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
D         A2        A     17,795,938    2.002%   15.013%           9.63           116-116          June 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
E         A3       A-      8,897,968    1.001%   14.012%           9.63           116-116          June 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
F       Baa1     BBB+     11,122,461    1.251%   12.761%           9.66           116-117          July 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
G       Baa2      BBB     17,795,937    2.002%   10.760%           9.71           117-117          July 15, 2010        WAC(4)
------------------------------------------------------------------------------------------------------------------------------
H       Baa3     BBB-     11,122,460    1.251%    9.508%           9.71           117-117          July 15, 2010           WAC
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-OFFERED CERTIFICATES

          RATINGS                      APPROX.   APPROX.                                                  ASSUMED
       --------------        APPROX.      % OF    CREDIT         AVERAGE         PRINCIPAL                  FINAL
CLASS  MOODY'S   S&P            SIZE     TOTAL   SUPPORT   LIFE (YRS)(1)   WINDOW (MOS)(1)   DISTRIBUTION DATE(1)       COUPON
------------------------------------------------------------------------------------------------------------------------------
J      (Not Offered)    $ 34,479,629    3.878%    5.630%           9.73           117-118        August 15, 2010         Fixed
------------------------------------------------------------------------------------------------------------------------------
K      (Not Offered)       5,561,230    0.626%    5.004%           9.79           118-118        August 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
L      (Not Offered)       6,673,476    0.751%    4.254%           9.79           118-118        August 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
M      (Not Offered)       2,224,492    0.250%    4.004%           9.79           118-118        August 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
N      (Not Offered)       6,673,477    0.751%    3.253%           9.79           118-118        August 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
O      (Not Offered)       4,448,984    0.500%    2.752%           9.82           118-119     September 15, 2010      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------
P      (Not Offered)      24,469,414    2.752%    0.000%          10.61           119-173         March 15, 2015      Fixed(2)
------------------------------------------------------------------------------------------------------------------------------

(1) As of the Commencement Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates (or, in the case of ARD Loans, their anticipated repayment dates).
(2) Capped at the Weighted Average Net Mortgage Rate (as such term is defined in the Pooling and Servicing Agreement).
(3) The Class X Certificates will accrue interest on a Notional Amount equal to 100% of the aggregate outstanding balance of the Classes of Sequential Pay Certificates.
(4) Weighted Average Net Mortgage Rate minus 0.07% per annum.
(5) As of the Commencement Date, the Average Life, Principal Window and Assumed Final Distribution Date were calculated assuming no prepayments on the Mortgage Loans through Lock-Out and Yield Maintenance, and 100% CPR thereafter. Class X was subject to a 1% clean-up call.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

STRUCTURE SCHEMATIC

                                    (CHART)

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS

       NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO THEM IN THE PRELIMINARY PROSPECTUS SUPPLEMENT DATED OCTOBER 2000.

--------------------------------------------------------------------------------

ISSUE TYPE           Sequential pay REMIC. Class A-1, A-2, X, B, C, D, E, F, G
                     and H Certificates (the "Offered Certificates") are offered publicly. All other Certificates privately placed to qualified institutional buyers or to accredited investors.

CUT-OFF DATE         All Mortgage loan characteristics are based on balances as of the Cut-Off Date, September 1, 2000.

COMMENCEMENT DATE    All Certificate characteristics are as of the Commencement
                     Date, October 1, 2000 (assuming receipt of all scheduled payments on the Mortgage Loans through the Commencement
                     Date and that there are no prepayments other than those actually received prior to the Commencement Date).

MORTGAGE POOL        The Mortgage Pool consists of 128 Mortgage Loans (the
                     "Mortgage Loans") with an aggregate balance as of the Cut-off Date of $889,796,853 (the "Initial Pool Balance"), subject to a variance of plus or minus 5%. The Mortgage
                     Loans are secured by 157 properties (the "Mortgaged
                     Properties") located throughout 29 states.

DEPOSITOR            Banc of America Commercial Mortgage Inc., a Delaware
                     corporation (formerly known as NationsLink Funding
                     Corporation).

MORTGAGE LOAN        Bank of America, N.A. and HVB Realty Capital Inc.
SELLERS

UNDERWRITERS         Banc of America Securities LLC and HypoVereinsbank Capital
                     Markets.

TRUSTEE              Wells Fargo Bank Minnesota, N.A.

MASTER SERVICER      ORIX Real Estate Capital Markets, LLC.

SPECIAL SERVICER     Lennar Partners, Inc.

RATING AGENCIES      Moody's Investors Service, Inc. and Standard & Poor's
                     Ratings Services.

DENOMINATIONS        $10,000 minimum for Class A Certificates;
                     $1,000,000 (notional) minimum for Class X Certificates; and
                     $100,000 minimum for all other Offered Certificates.

SETTLEMENT DATE      On or about October [  ], 2000.

SETTLEMENT TERMS     Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE    Generally, the 15th day of each month, commencing with
                     respect to the Offered Certificates in November 2000.

INTEREST             Interest will be distributed on each Distribution Date in
DISTRIBUTIONS        sequential order of class designations with Classes A-1,
                     A-2 and X ranking pari passu in entitlement to interest.


This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------

PRINCIPAL            Principal will be distributed on each Distribution Date to
DISTRIBUTIONS        the most Senior Class (i.e. the Class with the earliest
                     alphabetical/numerical Class designation) of Sequential Pay
                     Certificates outstanding, until such class is retired. If, due to losses, the Certificate Balances of the Class B through P Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made pro rata.

LOSSES To be applied first to Class P, then to the next most subordinate class of Sequential Pay Certificates, etc.

PREPAYMENT PREMIUMS  The manner in which any prepayment premiums received during a particular Collection Period will be allocated to one or more of the classes of Offered Certificates is described in the "Description of the Certificates - Distributions - Distributions of Prepayment Premiums" in the preliminary prospectus supplement.

ADVANCES Subject to certain limitations, including, but not limited to, a recoverability determination, the Master Servicer will be required to advance certain principal, interest and other expenses. In the event that the Master Servicer fails to make such advances, the Trustee will be required to do so.

APPRAISAL REDUCTIONS If a Mortgage Loan becomes more than 60 days delinquent, the Mortgage Loan becomes REO, the Special Servicer materially modifies a Mortgage Loan, the Mortgaged Property is placed into receivership or the Borrower becomes the subject of bankruptcy proceedings, the Special Servicer will obtain an appraisal on the property. Advances of delinquent interest on the most subordinate class will be reduced to the extent of the interest on the Appraisal Reduction Amount. The Appraisal Reduction Amount will generally be equal to the difference between (a) the scheduled balance of the Mortgage Loan plus any unpaid advances outstanding and other amounts payable with respect thereto and (b) an amount equal to 90% of the appraised value of the property.

OPTIONAL CALL        1.0% clean-up call, at the option of the Master Servicer,
                     the Special Servicer or the majority holder of the Controlling Class.

CONTROLLING CLASS    The most subordinate Class of Sequential Pay Certificates
                     with outstanding Certificate Balance at least equal to 25% of its initial Certificate Balance (or, if no such Class satisfies such criteria, the Class of Sequential Pay
                     Certificates with the then largest outstanding Class principal balance).

ERISA The Class A and Class X Certificates will be ERISA eligible.

SMMEA The Class A, X and B Certificates will be "mortgage-related securities" for the purposes of SMMEA.

ELECTRONIC REPORTING Information will be provided for modeling on Bloomberg,
                     Trepp, Conquest and Intex. Loan-level detail will be available through the Trustee's website.

CONTACT              Banc of America Securities LLC
                     Mortgage Syndicate
                     Bill Hale - Geordie Walker
                     (704) 388-1597 - (704) 388-9677 (Fax)

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE*
-------------------------------------------------------------
GENERAL CHARACTERISTICS

----------------------------------------------------------------
Initial Pool Balance                                $889,796,853
----------------------------------------------------------------
Number of Mortgage Loans                                     128
----------------------------------------------------------------
Number of Balloon Mortgage Loans                             102
----------------------------------------------------------------
Number of Mortgage Loans with ARDs                            22
----------------------------------------------------------------
Number of Fully Amortizing Mortgage Loans                      4
----------------------------------------------------------------
Number of Mortgaged Properties                               157
----------------------------------------------------------------
Average Cut-off Date Balance                        $  6,951,538
----------------------------------------------------------------
Weighted Average Mortgage Rate                             8.157%
----------------------------------------------------------------
Weighted Average Remaining Term to Maturity or ARD      111 mos.
----------------------------------------------------------------
Weighted Average Underwritten DSCR                          1.39x
----------------------------------------------------------------
Weighted Average Cut-off Date LTV Ratio                     67.5%
----------------------------------------------------------------
Weighted Average Remaining Lock-out Period              107 mos.
----------------------------------------------------------------

                                     (MAP)
          OTHER STATES: 21.2% OF INITIAL POOL BALANCE (ALASKA: 0.3%).

-------------------------------------------------------------
LOAN BALANCE PER SF / UNIT / ROOM

------------------------------------------------------------------------
RETAIL Balance Per Square Foot                                $    77.79
------------------------------------------------------------------------
MULTIFAMILY Balance Per Unit                                  $47,576.08
------------------------------------------------------------------------
OFFICE Balance Per Square Foot                                $    85.09
------------------------------------------------------------------------
HOTEL Balance Per Room                                        $58,557.45
------------------------------------------------------------------------
INDUSTRIAL Balance Per Square Foot                            $    38.64
------------------------------------------------------------------------
SELF STORAGE Balance Per Square Foot                          $    36.22
------------------------------------------------------------------------

                                  (PIE CHART)

* In all instances; Underwritten DSCR is the ratio of the Underwritten Cash Flow to Annual Debt Service. Cut-off Date LTV Ratio means the Cut-off Date Balance divided by the Appraised Value. Maturity Date or ARD LTV Ratio means the Maturity Date or ARD Balance divided by the Appraisal Value. The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
PROPERTY LOCATION

                                                                                         WEIGHTED          WEIGHTED      WEIGHTED
                                 NUMBER OF          AGGREGATE              % OF           AVERAGE           AVERAGE       AVERAGE
                                 MORTGAGE        CUT-OFF DATE      INITIAL POOL      UNDERWRITTEN      CUT-OFF DATE      MORTGAGE
STATES/COUNTY                   PROPERTIES            BALANCE           BALANCE              DSCR         LTV RATIO          RATE
---------------------------------------------------------------------------------------------------------------------------------
CA                              33               $150,635,258          16.9%             1.43x             66.3%          8.210%
---------------------------------------------------------------------------------------------------------------------------------
 Los Angeles County                       8        36,487,003           4.1              1.28              72.7           8.195
---------------------------------------------------------------------------------------------------------------------------------
 Riverside County                         3        27,949,943           3.1              1.25              73.6           8.076
---------------------------------------------------------------------------------------------------------------------------------
 Orange County                            5        22,004,450           2.5              1.35              63.9           8.185
---------------------------------------------------------------------------------------------------------------------------------
 San Diego County                         3        17,318,878           1.9              1.59              66.4           8.545
---------------------------------------------------------------------------------------------------------------------------------
 Contra Costa County                      2        13,105,252           1.5              1.88              46.5           8.080
---------------------------------------------------------------------------------------------------------------------------------
 Sacramento County                        1         6,994,432           0.8              1.25              77.7           8.400
---------------------------------------------------------------------------------------------------------------------------------
 San Francisco County                     1         4,395,892           0.5              2.03              50.0           7.900
---------------------------------------------------------------------------------------------------------------------------------
 Kern County                              1         4,089,582           0.5              1.88              46.5           8.080
---------------------------------------------------------------------------------------------------------------------------------
 Santa Cruz County                        2         3,542,154           0.4              1.43              61.9           8.202
---------------------------------------------------------------------------------------------------------------------------------
 Alameda County                           1         3,186,873           0.4              1.37              74.1           8.020
---------------------------------------------------------------------------------------------------------------------------------
 Other Counties                           6        11,560,798           1.3              1.43              60.1           8.374
---------------------------------------------------------------------------------------------------------------------------------
FL                              32                137,247,636          15.4              1.31              70.6           8.015
---------------------------------------------------------------------------------------------------------------------------------
TX                              18                118,512,863          13.3              1.44              69.7           8.321
---------------------------------------------------------------------------------------------------------------------------------
NV                              6                  58,505,938           6.6              1.30              73.5           8.021
---------------------------------------------------------------------------------------------------------------------------------
NY                              7                  45,166,172           5.1              1.37              64.6           7.898
---------------------------------------------------------------------------------------------------------------------------------
AZ                              5                  41,922,995           4.7              1.24              76.1           8.304
---------------------------------------------------------------------------------------------------------------------------------
GA                              10                 40,252,516           4.5              1.46              66.9           8.072
---------------------------------------------------------------------------------------------------------------------------------
IL                              6                  39,505,172           4.4              1.29              52.6           8.666
---------------------------------------------------------------------------------------------------------------------------------
VA                              3                  36,482,232           4.1              1.24              71.4           8.431
---------------------------------------------------------------------------------------------------------------------------------
MD                              4                  33,349,128           3.7              1.82              53.6           7.962
---------------------------------------------------------------------------------------------------------------------------------
Others                          33                188,216,945          21.2              1.42              66.9           8.081
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                       157              $889,796,853         100.0%             1.39X             67.5%          8.157%

- THE MORTGAGED PROPERTIES ARE LOCATED THROUGHOUT 29 STATES.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
PROPERTY TYPES

                                                                                         WEIGHTED                        WEIGHTED
                                        NUMBER OF       AGGREGATE            % OF         AVERAGE         MIN/MAX         AVERAGE
                                        MORTGAGED    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    UNDERWRITTEN    CUT-OFF DATE
PROPERTY TYPE                          PROPERTIES         BALANCE         BALANCE            DSCR            DSCR       LTV RATIO
---------------------------------------------------------------------------------------------------------------------------------
Office                                     48        $402,787,940        45.3%           1.39x        1.19/2.07x         66.6%
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                                49         238,981,263        26.9            1.26         1.20/1.83          75.2
---------------------------------------------------------------------------------------------------------------------------------
Retail                                     29         119,637,286        13.4            1.37         1.16/2.38          67.8
   Anchored                                24         105,742,967        11.9            1.37         1.16/2.38          68.0
   Unanchored                               5          13,894,319         1.6            1.33         1.25/1.50          66.5
---------------------------------------------------------------------------------------------------------------------------------
Hotel                                      16          87,356,899         9.8            1.72         1.40/1.88          55.1
---------------------------------------------------------------------------------------------------------------------------------
Industrial                                  8          23,808,575         2.7            1.38         1.20/2.00          62.6
---------------------------------------------------------------------------------------------------------------------------------
Mini Storage                                7          17,224,890         1.9            1.68         1.25/2.30          51.4
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                 157        $889,796,853       100.0%           1.39x        1.16/2.38x         67.5%

                                                       WEIGHTED
                                            MIN/MAX     AVERAGE
                                       CUT-OFF DATE    MORTGAGE
PROPERTY TYPE                             LTV RATIO        RATE
---------------------------------------------------------------
Office                                  44.8/80.0%      8.114%
--------------------------------------------------------------
Multifamily                             52.6/79.8       8.084
--------------------------------------------------------------
Retail                                  21.4/79.9       8.242
   Anchored                             21.4/79.9       8.221
   Unanchored                           62.4/71.0       8.396
--------------------------------------------------------------
Hotel                                   46.5/74.0       8.335
--------------------------------------------------------------
Industrial                              45.8/72.8       8.487
--------------------------------------------------------------
Mini Storage                            28.3/71.0       8.260
--------------------------------------------------------------
TOTAL/WAV                               21.4/80.0%      8.157%

--------------------------------------------------------------
CUT-OFF DATE BALANCE

                                                                                             WEIGHTED        WEIGHTED    WEIGHTED
                                            NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                             MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
CUT-OFF DATE BALANCE                            LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
$715,122 - $999,999                              3       $  2,524,959         0.3%           1.53x           53.3%        8.148%
---------------------------------------------------------------------------------------------------------------------------------
$1,000,000 - $1,999,999                         24         37,777,599         4.2            1.43            64.5         8.244
---------------------------------------------------------------------------------------------------------------------------------
$2,000,000 - $2,999,999                         28         70,217,749         7.9            1.39            65.1         8.369
---------------------------------------------------------------------------------------------------------------------------------
$3,000,000 - $3,999,999                          9         31,205,084         3.5            1.29            76.0         7.840
---------------------------------------------------------------------------------------------------------------------------------
$4,000,000 - $4,999,999                         12         54,524,531         6.1            1.38            67.4         8.164
---------------------------------------------------------------------------------------------------------------------------------
$5,000,000 - $7,499,999                         16        102,555,497        11.5            1.32            70.7         8.155
---------------------------------------------------------------------------------------------------------------------------------
$7,500,000 - $9,999,999                         11         91,329,239        10.3            1.28            71.8         8.026
---------------------------------------------------------------------------------------------------------------------------------
$10,000,000 - $14,999,999                       11        145,273,971        16.3            1.41            68.6         8.052
---------------------------------------------------------------------------------------------------------------------------------
$15,000,000 - $19,999,999                        4         65,472,934         7.4            1.33            70.4         8.099
---------------------------------------------------------------------------------------------------------------------------------
$20,000,000 - $29,999,999                        8        200,027,757        22.5            1.33            67.6         8.203
---------------------------------------------------------------------------------------------------------------------------------
$30,000,000 - $54,698,161                        2         88,887,534        10.0            1.75            56.1         8.311
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                      128       $889,796,853       100.0%           1.39x           67.5%        8.157%

- THE AVERAGE CUT-OFF DATE BALANCE IS $6,951,538.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
MORTGAGE RATE

                                                                                            WEIGHTED        WEIGHTED     WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
MORTGAGE RATE                                  LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
---------------------------------------------------------------------------------------------------------------------------------
6.464% - 6.499%                                    1    $  6,380,933          0.7%          1.56x           56.5%         6.464%
---------------------------------------------------------------------------------------------------------------------------------
6.500% - 6.999%                                    3      24,034,417          2.7           1.48            62.2          6.853
---------------------------------------------------------------------------------------------------------------------------------
7.000% - 7.249%                                    5      24,878,057          2.8           1.34            69.7          7.048
---------------------------------------------------------------------------------------------------------------------------------
7.250% - 7.499%                                    1       7,361,523          0.8           1.55            59.4          7.490
---------------------------------------------------------------------------------------------------------------------------------
7.500% - 7.749%                                   10      61,648,091          6.9           1.61            61.8          7.611
---------------------------------------------------------------------------------------------------------------------------------
7.750% - 7.999%                                   18     157,143,443         17.7           1.42            66.8          7.913
---------------------------------------------------------------------------------------------------------------------------------
8.000% - 8.499%                                   58     391,846,779         44.0           1.37            69.3          8.233
---------------------------------------------------------------------------------------------------------------------------------
8.500% - 8.999%                                   27     208,023,060         23.4           1.34            67.5          8.664
---------------------------------------------------------------------------------------------------------------------------------
9.000% - 9.499%                                    2       3,286,848          0.4           1.52            66.1          9.306
---------------------------------------------------------------------------------------------------------------------------------
9.500% - 9.870%                                    3       5,193,703          0.6           1.28            68.1          9.716
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        128    $889,796,853        100.0%          1.39x           67.5%         8.157%

- THE WEIGHTED AVERAGE MORTGAGE RATE IS 8.157%.

--------------------------------------------------------------------------------
UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                                                            WEIGHTED        WEIGHTED     WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
DEBT SERVICE COVERAGE RATIO                    LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
---------------------------------------------------------------------------------------------------------------------------------
1.16x - 1.19x                                   3       $ 14,392,157          1.6%          1.19x           69.6%         8.322%
---------------------------------------------------------------------------------------------------------------------------------
1.20x - 1.24x                                  23        213,466,252         24.0           1.21            76.3          8.264
---------------------------------------------------------------------------------------------------------------------------------
1.25x - 1.29x                                  34        203,426,253         22.9           1.26            70.3          8.287
---------------------------------------------------------------------------------------------------------------------------------
1.30x - 1.34x                                  19        123,539,888         13.9           1.31            71.5          8.091
---------------------------------------------------------------------------------------------------------------------------------
1.35x - 1.39x                                  11         57,296,728          6.4           1.37            67.9          8.110
---------------------------------------------------------------------------------------------------------------------------------
1.40x - 1.49x                                  14         59,797,372          6.7           1.42            67.6          8.279
---------------------------------------------------------------------------------------------------------------------------------
1.50x - 1.59x                                  10        101,665,179         11.4           1.54            63.2          7.895
---------------------------------------------------------------------------------------------------------------------------------
1.60x - 1.69x                                   3          6,524,319          0.7           1.62            56.3          8.570
---------------------------------------------------------------------------------------------------------------------------------
1.70x - 1.79x                                   2          6,286,505          0.7           1.75            48.9          8.107
---------------------------------------------------------------------------------------------------------------------------------
1.80x - 1.89x                                   2         56,696,061          6.4           1.88            46.7          8.062
---------------------------------------------------------------------------------------------------------------------------------
1.90x - 1.99x                                   1          1,742,524          0.2           1.97            47.6          8.270
---------------------------------------------------------------------------------------------------------------------------------
2.00x - 2.38x                                   6         44,963,615          5.1           2.07            43.0          7.751
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                     128       $889,796,853        100.0%          1.39x           67.5%         8.157%

- THE WEIGHTED AVERAGE UNDERWRITTEN DEBT SERVICE COVERAGE RATIO IS 1.39X.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                                            WEIGHTED        WEIGHTED     WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
CUT-OFF DATE LTV RATIO                         LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
---------------------------------------------------------------------------------------------------------------------------------
21.4% - 29.9%                                      2    $  3,805,940             0.4%           2.32x           26.1%      7.964%
---------------------------------------------------------------------------------------------------------------------------------
30.0% - 49.9%                                      9     129,144,250            14.5            1.77            45.4       8.170
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                     20      85,395,788             9.6            1.53            56.3       7.612
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                     12      53,866,014             6.1            1.39            63.8       8.305
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                     15      61,004,958             6.9            1.36            68.0       8.270
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                     37     332,835,380            37.4            1.30            72.7       8.281
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 79.9%                                     32     209,989,635            23.6            1.24            78.2       8.086
---------------------------------------------------------------------------------------------------------------------------------
80.0%                                              1      13,754,888             1.5            1.20            80.0       8.488
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        128    $889,796,853           100.0%           1.39x           67.5%      8.157%

- THE WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO IS 67.5%.

--------------------------------------------------------------------------------
MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                                                             WEIGHTED
                                                                                            WEIGHTED          AVERAGE    WEIGHTED
                                           NUMBER OF       AGGREGATE            % OF         AVERAGE    MATURITY DATE     AVERAGE
                                            MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN           OR ARD    MORTGAGE
MATURITY DATE OR ARD LTV RATIO                 LOANS         BALANCE         BALANCE            DSCR        LTV RATIO        RATE
---------------------------------------------------------------------------------------------------------------------------------
0.0% - 24.9%                                       5    $  6,982,658             0.8%            1.85x            8.7%     7.990%
---------------------------------------------------------------------------------------------------------------------------------
25.0% - 49.9%                                     24     204,378,652            23.0             1.70            40.0      7.948
---------------------------------------------------------------------------------------------------------------------------------
50.0% - 59.9%                                     26     111,179,401            12.5             1.37            56.2      8.284
---------------------------------------------------------------------------------------------------------------------------------
60.0% - 64.9%                                     19     167,651,867            18.8             1.33            62.6      8.388
---------------------------------------------------------------------------------------------------------------------------------
65.0% - 69.9%                                     34     243,968,583            27.4             1.28            67.2      8.060
---------------------------------------------------------------------------------------------------------------------------------
70.0% - 74.9%                                     19     148,912,003            16.7             1.23            71.5      8.238
---------------------------------------------------------------------------------------------------------------------------------
75.0% - 76.6%                                      1       6,723,690             0.8             1.21            76.6      8.600
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                        128    $889,796,853           100.0%            1.39x           59.1%     8.157%

- THE WEIGHTED AVERAGE MATURITY DATE OR ARD LTV RATIO IS 59.1%

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
ORIGINAL TERM TO MATURITY OR ARD

                                                                                        WEIGHTED        WEIGHTED    WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                        MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL TERM TO MATURITY OR ARD           LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
----------------------------------------------------------------------------------------------------------------------------
60 - 83 months                                 3    $ 15,379,402             1.7%            1.29x          67.8%      8.484%
----------------------------------------------------------------------------------------------------------------------------
84 - 99 months                                 3      27,133,601             3.0             1.28           73.2       8.243
----------------------------------------------------------------------------------------------------------------------------
100 - 119 months                               1       1,848,873             0.2             1.25           77.6       7.530
----------------------------------------------------------------------------------------------------------------------------
120 months                                   115     823,847,679            92.6             1.40           67.4       8.168
----------------------------------------------------------------------------------------------------------------------------
121 - 179 months                               2      10,872,373             1.2             1.29           76.2       7.448
----------------------------------------------------------------------------------------------------------------------------
180 months                                     4      10,714,926             1.2             1.50           52.7       7.461
----------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                    128    $889,796,853           100.0%            1.39X          67.5%      8.157%

- THE WEIGHTED AVERAGE ORIGINAL TERM TO MATURITY OR ARD IS 119 MONTHS.

--------------------------------------------------------------------------------
ORIGINAL AMORTIZATION TERM

                                                                                    WEIGHTED        WEIGHTED    WEIGHTED
                                   NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE     AVERAGE
                                    MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE    MORTGAGE
ORIGINAL AMORTIZATION TERM             LOANS         BALANCE         BALANCE            DSCR       LTV RATIO        RATE
------------------------------------------------------------------------------------------------------------------------
0 months                                   1    $ 14,200,000             1.6%            2.00x          41.7%      7.770%
------------------------------------------------------------------------------------------------------------------------
120 months                                 1       1,613,543             0.2             1.30           57.8       7.660
------------------------------------------------------------------------------------------------------------------------
180 months                                 3       2,792,421             0.3             1.74           41.8       8.374
------------------------------------------------------------------------------------------------------------------------
181 - 239 months                           1      54,698,161             6.1             1.88           46.5       8.080
------------------------------------------------------------------------------------------------------------------------
240 months                                 3      18,921,713             2.1             1.50           63.6       8.026
------------------------------------------------------------------------------------------------------------------------
300 months                                34     179,971,960            20.2             1.42           66.8       8.385
------------------------------------------------------------------------------------------------------------------------
301 - 359 months                           2      11,306,794             1.3             1.25           77.0       8.400
------------------------------------------------------------------------------------------------------------------------
360 months                                83     606,292,260            68.1             1.32           70.3       8.106
------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                128    $889,796,853           100.0%            1.39X          67.5%      8.157%

- THE WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM IS 329 MONTHS.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
REMAINING TERM TO MATURITY OR ARD

                                                                                        WEIGHTED        WEIGHTED     WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                        MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
REMAINING TERM TO MATURITY OR ARD          LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
-----------------------------------------------------------------------------------------------------------------------------
48 - 59 months                                 4    $ 20,139,441              2.3%           1.31x           70.0%      8.261%
-----------------------------------------------------------------------------------------------------------------------------
60 - 79 months                                 1      17,883,990              2.0            1.28            73.0       8.300
-----------------------------------------------------------------------------------------------------------------------------
80 - 99 months                                 9      31,837,711              3.6            1.37            69.6       7.116
-----------------------------------------------------------------------------------------------------------------------------
100 - 109 months                              13      83,238,903              9.4            1.41            67.4       7.642
-----------------------------------------------------------------------------------------------------------------------------
110 - 119 months                              96     704,381,883             79.2            1.37            68.2       8.284
-----------------------------------------------------------------------------------------------------------------------------
120 - 139 months                               1      21,600,000              2.4            2.07            45.2       7.670
-----------------------------------------------------------------------------------------------------------------------------
140 - 159 months                               3       9,485,680              1.1            1.39            56.8       7.346
-----------------------------------------------------------------------------------------------------------------------------
160 - 174 months                               1       1,229,246              0.1            2.38            21.4       8.350
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                    128    $889,796,853            100.0%           1.39X           67.5%      8.157%

r THE WEIGHTED AVERAGE REMAINING TERM TO MATURITY OR ARD IS 111 MONTHS.

--------------------------------------------------------------------------------
REMAINING STATED AMORTIZATION TERMS

                                                                                        WEIGHTED        WEIGHTED     WEIGHTED
                                       NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                        MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
REMAINING STATED AMORTIZATION TERM         LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
-----------------------------------------------------------------------------------------------------------------------------
0 - 149 months                                 2    $ 15,813,543              1.8%           1.93x           43.4%      7.759%
-----------------------------------------------------------------------------------------------------------------------------
150 - 174 months                               3       2,792,421              0.3            1.74            41.8       8.374
-----------------------------------------------------------------------------------------------------------------------------
200 - 224 months                               1      54,698,161              6.1            1.88            46.5       8.080
-----------------------------------------------------------------------------------------------------------------------------
225 - 249 months                               3      18,921,713              2.1            1.50            63.6       8.026
-----------------------------------------------------------------------------------------------------------------------------
250 - 274 months                               1       7,922,504              0.9            1.42            56.6       7.140
-----------------------------------------------------------------------------------------------------------------------------
275 - 299 months                              33     172,049,455             19.3            1.42            67.3       8.443
-----------------------------------------------------------------------------------------------------------------------------
300 - 324 months                               1       4,760,039              0.5            1.36            77.1       7.540
-----------------------------------------------------------------------------------------------------------------------------
325 - 349 months                              17     104,942,782             11.8            1.36            69.9       7.505
-----------------------------------------------------------------------------------------------------------------------------
350 - 360 months                              67     507,896,234             57.1            1.31            70.5       8.241
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                    128    $889,796,853            100.0%           1.39X           67.5%      8.157%

- THE WEIGHTED AVERAGE REMAINING STATED AMORTIZATION TERM IS 321 MONTHS.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
SEASONING

                                                                        WEIGHTED        WEIGHTED     WEIGHTED
                       NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                        MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
SEASONING                  LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
-------------------------------------------------------------------------------------------------------------
0 - 12 months                106    $773,004,678             86.9%           1.39x           67.6%      8.271%
-------------------------------------------------------------------------------------------------------------
13 - 24 months                19      95,951,892             10.8            1.43            66.2       7.451
-------------------------------------------------------------------------------------------------------------
25 - 36 months                 3      20,840,284              2.3            1.35            69.8       7.179
-------------------------------------------------------------------------------------------------------------
TOTAL/WAV                    128    $889,796,853            100.0%           1.39X           67.5%      8.157%

- THE WEIGHTED AVERAGE SEASONING IS 8 MONTHS.

--------------------------------------------------------------------------------
PREPAYMENT PROVISIONS SUMMARY

                                                                                     WEIGHTED        WEIGHTED     WEIGHTED
                                    NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                     MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
PREPAYMENT PROVISIONS                   LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
--------------------------------------------------------------------------------------------------------------------------
Lockout/Open(1)                           127    $885,036,814             99.5%          1.39x            67.5%      8.161%
--------------------------------------------------------------------------------------------------------------------------
Lockout/Yield Maintenance/Open              1       4,760,039              0.5           1.36             77.1       7.540
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                                 128    $889,796,853            100.0%          1.39X            67.5%      8.157%

(1) These loans are subject to a Defeasance option.

--------------------------------------------------------------------------------
YEAR OF ORIGINATION

                                                                       WEIGHTED        WEIGHTED     WEIGHTED
                      NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                       MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
YEAR                      LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
------------------------------------------------------------------------------------------------------------
1997                          1    $  4,760,039              0.5%          1.36x            77.1%      7.540%
------------------------------------------------------------------------------------------------------------
1998                         11      43,142,686              4.8           1.38             68.1       6.957
------------------------------------------------------------------------------------------------------------
1999                         54     431,125,942             48.5           1.43             66.9       8.113
------------------------------------------------------------------------------------------------------------
2000                         62     410,768,187             46.2           1.35             68.0       8.337
------------------------------------------------------------------------------------------------------------
TOTAL/WAV                   128    $889,796,853            100.0%          1.39X            67.5%      8.157%

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS
AS OF THE CUT-OFF DATE

--------------------------------------------------------------------------------
YEAR OF MATURITY OR ARD

                                                               WEIGHTED        WEIGHTED     WEIGHTED
              NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
               MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
YEAR              LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
----------------------------------------------------------------------------------------------------
2004                  2    $  8,634,417             1.0%           1.34x           74.7%      7.666%
----------------------------------------------------------------------------------------------------
2005                  2      11,505,024             1.3            1.29            66.5       8.708
----------------------------------------------------------------------------------------------------
2006                  1      17,883,990             2.0            1.28            73.0       8.300
----------------------------------------------------------------------------------------------------
2007                  1       4,489,572             0.5            1.21            70.1       8.760
----------------------------------------------------------------------------------------------------
2008                  8      27,348,138             3.1            1.40            69.5       6.846
----------------------------------------------------------------------------------------------------
2009                 41     294,463,575            33.1            1.37            69.8       8.086
----------------------------------------------------------------------------------------------------
2010                 69     514,757,211            57.9            1.41            66.1       8.268
----------------------------------------------------------------------------------------------------
2013                  3       9,485,680             1.1            1.39            56.8       7.346
----------------------------------------------------------------------------------------------------
2015                  1       1,229,246             0.1            2.38            21.4       8.350
----------------------------------------------------------------------------------------------------
TOTAL/WAV           128    $889,796,853           100.0%           1.39X           67.5%      8.157%

--------------------------------------------------------------------------------
MORTGAGE LOAN ORIGINATOR

                                                                                  WEIGHTED        WEIGHTED     WEIGHTED
                                 NUMBER OF       AGGREGATE            % OF         AVERAGE         AVERAGE      AVERAGE
                                  MORTGAGE    CUT-OFF DATE    INITIAL POOL    UNDERWRITTEN    CUT-OFF DATE     MORTGAGE
ORIGINATOR                           LOANS         BALANCE         BALANCE            DSCR       LTV RATIO         RATE
-----------------------------------------------------------------------------------------------------------------------
Bank of America                         79    $523,430,692             58.8%          1.46x            64.2%     8.240%
-----------------------------------------------------------------------------------------------------------------------
HVB Realty Capital Inc.                 21     190,857,394             21.4           1.32             69.2      7.888
-----------------------------------------------------------------------------------------------------------------------
L.J. Melody Co.                          8      65,433,543              7.4           1.21             78.5      8.302
-----------------------------------------------------------------------------------------------------------------------
Berkshire Mortgage                       5      39,628,199              4.5           1.26             77.9      8.010
-----------------------------------------------------------------------------------------------------------------------
Prudential Multifamily Mortgage
 (Washington Mortgage)                   4      26,129,047              2.9           1.21             75.1      8.291
-----------------------------------------------------------------------------------------------------------------------
First Security Bank                      4      19,955,938              2.2           1.33             65.5      8.200
-----------------------------------------------------------------------------------------------------------------------
Patrician Financial                      3       9,304,860              1.0           1.29             75.9      7.820
-----------------------------------------------------------------------------------------------------------------------
Rembrandt Capital LLC                    1       7,835,883              0.9           1.24             73.9      8.392
-----------------------------------------------------------------------------------------------------------------------
ARCS Commercial                          2       5,273,053              0.6           1.48             71.4      8.518
-----------------------------------------------------------------------------------------------------------------------
AmSouth Bank                             1       1,948,244              0.2           1.41             74.9      8.000
-----------------------------------------------------------------------------------------------------------------------
TOTAL/WAV                              128    $889,796,853            100.0%          1.39X            67.5%     8.157%

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE (1)

ALL LOANS                               10/00     10/01     10/02     10/03     10/04     10/05     10/06     10/07     10/08
-----------------------------------------------------------------------------------------------------------------------------
Locked Out                             99.47%    99.47%    99.47%    99.47%   100.00%   100.00%   100.00%   100.00%    93.74%
Yield Maintenance                       0.53%     0.53%     0.53%     0.53%     0.00%     0.00%     0.00%     0.00%     0.00%
No Penalty                              0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     0.00%     6.26%
-----------------------------------------------------------------------------------------------------------------------------
Total                                 100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Principal Balance of the
Mortgage Loans ($Millions):           $889.00   $880.08   $870.40   $859.89   $840.42   $817.24   $787.20   $769.09   $736.59
Percentage of Commencement Date
Balance of the Mortgage Loans
Outstanding:                          100.00%    99.00%    97.91%    96.73%    94.54%    91.93%    88.55%    86.51%    82.86%
-----------------------------------------------------------------------------------------------------------------------------

ALL LOANS                               10/09     10/10     10/11     10/12     10/13     10/14
-----------------------------------------------------------------------------------------------------------------------------
Locked Out                             63.58%   100.00%   100.00%   100.00%    85.90%   100.00%
Yield Maintenance                       0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
No Penalty                             36.42%     0.00%     0.00%     0.00%    14.10%     0.00%
----------------------------------------------------------------------------------------------
Total                                 100.00%   100.00%   100.00%   100.00%   100.00%   100.00%
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Aggregate Principal Balance of the
Mortgage Loans ($Millions):           $642.58     $6.97     $6.42     $5.81     $0.23     $0.06
Percentage of Commencement Date
Balance of the Mortgage Loans
Outstanding:                           72.28%     0.78%     0.72%     0.65%     0.03%     0.01%
----------------------------------------------------------------------------------------------

(1) Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage Loans (except that an ARD Loan will be repaid in full on its Anticipated Repayment
    Date), if any.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

OLEN RESIDENTIAL PORTFOLIO

- THE LOANS. The Mortgage Loans (individually, the "Sanctuary Cove Apartments Loan", the "Weston Place Apartments Loan", the "Durango Canyon North Apartments Loan", and the "Durango Canyon South Apartments Loan", and collectively, the "Olen Residential Portfolio Loans") are each secured by a first deed of trust on apartment complexes located in North Palm Beach, Florida, Weston, Florida or Las Vegas, Nevada. The Sanctuary Cove Apartments Loan, the Weston Place Apartments Loan, the Durango Canyon North Apartments Loan and the Durango Canyon South Apartments Loan were originated on November 22, 1999 and have Cut-off Date Balances of $29,849,232, $26,165,960,
   $10,297,269 and $21,303,408, respectively (representing 3.4%, 2.9%, 1.2% and
   2.4% of the Initial Pool Balance, respectively). The Sanctuary Cove Apartments Loan was made to the Sanctuary Bay Trust Corp., the Weston Place Apartments Loan was made to Weston Apartments Corp., the Durango Canyon North Apartments Loan was made to Durango North Corp. and the Durango Canyon South Apartments Loan was made to the Durango South Corp. Each borrower is a single purpose corporation and, other than the borrower with respect to the Sanctuary Cove Apartments Loan, is owned 100% by Olen Residential Realty Corp. The borrower with respect to the Sanctuary Cove Apartments Loan is 50% owned by Olen Residential Realty Corp. and 50% owned by SC Encumbrance Corp. Each Mortgage Loan is cross-collateralized and cross-defaulted with the others.

   The Olen Residential Portfolio Loans are ARD Loans that have remaining terms of 111 months to their Anticipated Repayment Date. The Anticipated Repayment Date is December 1, 2009 with a final maturity of December 1, 2029. The Olen Residential Portfolio Loans may not be prepaid prior to and including May 31, 2009. However, the Mortgage Loans are subject to defeasance with United States Treasury obligations beginning December 1, 2003. Commencing seven months prior to the Anticipated Repayment Date, the Mortgage Loans may be prepaid in whole or in part in increments of $100,000 without the payment of a prepayment penalty.

   Additional terms and escrows for the Sanctuary Cove Loan, the Weston Place Apartments Loan, the Durango Canyon North Apartments Loan and the Durango Canyon South Apartments Loan are set forth in Annex A to the preliminary prospectus supplement.

- PARTIAL RELEASE/DEFEASANCE. In the event a borrower with respect to the Olen Residential Portfolio Loans elects to partially release/defease a mortgage loan, such borrower will be required to provide direct, non-callable obligations of the U.S. government in an amount equal to 125% of the allocated loan amount for one or more of the mortgaged properties to be released. Conditions of partial defeasance require the borrower to provide
   (i) appropriate and customary opinions of independent counsel and (ii) written evidence from rating agencies that such defeasance will not result in a withdrawal, qualification or downgrade of the respective ratings of the Certificates.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

- THE PROPERTIES. The property securing the Sanctuary Cove Apartments Loan is a 419 unit apartment complex located in North Palm Beach, Florida. The complex was built in two phases. Phase One was completed in 1996, while Phase Two was completed in 1999. The property consists of 43 two and three story buildings containing 112 one bedroom/one bath units, 190 two bedroom/two bath units and 117 three bedroom/two bath units. The complex contains 467,382 of net rentable square feet on 44.21 acres with 821 parking spaces. Project amenities include two swimming pool/patio areas, a jacuzzi, two lighted tennis courts, a lakeside gazebo/barbecue area, jogging trail, a man made beach area on the Intercoastal Waterway, and a clubhouse/fitness/business center providing entertainment facilities and a men's and women's sauna. The units have a full amenity package inclusive of full size washers/ dryers, built in microwaves, ceiling fans, security systems, and screened patios or balconies.

   The property securing the Weston Place Apartments Loan is a 372 unit apartment complex on 29.9 acres. It is located in the municipality of Weston, which is situated in the southwest portion of Broward County, Florida. The complex was built in 1998 and consists of 35 two and three story buildings containing 96 one bedroom/one bath units, 184 two bedroom/two bath units and 92 three bedroom/two bath units. There is a total of 437,120 net rentable square feet with 845 parking spaces. Project amenities include a swimming pool/patio area with jacuzzi, a clubhouse/fitness/business center with full kitchen, billiards room, grand salon with fireplace, exercise room and sauna, two lighted tennis courts, and two indoor racquetball courts. The units have a full amenity package including full size washer/dryers, built in microwaves, security systems, ceiling fans and screened patios or balconies.

   The property securing the Durango Canyon North Apartments Loan is a 184 unit apartment complex located in the southwest section of Las Vegas, Nevada. The complex was built in 1998 and consists of 23 two story buildings containing 80 one bedroom/one bath units and 104 two bedroom/two bath units. The complex contains 185,808 of net rentable square feet on 8.96 acres with 342 parking spaces. Project amenities include a swimming pool with patio area, a heated spa, a clubhouse providing a full size kitchen, billiard room, media library, banquet room, fitness center, recreation room, racquetball court and a volleyball court. The units have a full amenity package including washers/dryers, oversized Roman bathtubs, microwaves, ceiling fans, security systems, walk-in closets, exterior storage rooms and patios or balconies. Security for the complex consists of keyed electronic gates at access points and monitored alarm systems in each unit.

   The property securing the Durango Canyon South Apartments Loan is a 360 unit apartment complex located in the southwest section of Las Vegas, Nevada. The complex was built in 1998 and consists of 45 two story buildings containing 56 one bedroom/one bath units, 232 two bedroom/two bath units and 72 three bedroom/two bath units. The complex contains 390,964 of net rentable square feet on 17.64 acres with 699 parking spaces of which 360 are covered. Project amenities include two swimming pools with patio areas, a heated spa, a clubhouse providing a full size kitchen, billiards room, media library, banquet room, fitness center, and recreation room, two racquetball courts,

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

   two lighted tennis courts and a playground area. The units have a full amenity package including washers/dryers, oversized Roman bathtubs, microwaves, ceiling fans, security systems, walk-in closets, and patios or balconies.

- PROPERTY MANAGEMENT. The properties are managed by Realty Services Corp., an entity that is affiliated with the borrowing entity through common ownership. Owned by Olen Properties and founded by Igor Olenicoff, Realty Services Corp. manages over 8,000 units in 25 luxury apartment communities located in Nevada, Florida or California. Other managed properties include 175 office and industrial properties totaling over 3 million square feet in California. Realty Services Corp. is not a third-party fee based management company and only exists to exclusively manage company owned real estate.

-  OPERATING HISTORY -- SANCTUARY COVE APARTMENTS

                                                 1999           1/00-6/00           2000       ORIGINATOR'S
                                                ACTUAL      6 MOS. ANNUALIZED     BUDGETED     UNDERWRITTEN
                                              ----------    -----------------    ----------    ------------
   Effective Gross Income (EGI).............  $2,973,053       $5,106,930        $5,304,990     $5,369,669
   Operating Expenses.......................   1,094,199        1,542,060         1,607,844      1,833,286
                                              ----------       ----------        ----------     ----------
   Net Operating Income (NOI)...............   1,878,854        3,564,870         3,697,146      3,536,383
   Cash Flow................................   1,852,111        3,484,670         3,661,286      3,442,333
                                              ==========       ==========        ==========     ==========
   Occupancy................................          51%              86%               89%            90%
   DSCR based on NOI........................        0.71x            1.35x             1.40x          1.33x
   DSCR based on Cash Flow..................        0.70x            1.32x             1.38x          1.30x

Minimum lease term is either six or twelve months for both new and renewed leases.

-  OPERATING HISTORY -- WESTON PLACE APARTMENTS

                                                 1999           1/00-6/00           2000       ORIGINATOR'S
                                                ACTUAL      6 MOS. ANNUALIZED     BUDGETED     UNDERWRITTEN
                                              ----------    -----------------    ----------    ------------
   Effective Gross Income (EGI).............  $3,238,794       $4,567,100        $4,639,884     $4,522,609
   Operating Expenses.......................   1,424,794        1,663,166         1,586,857      1,671,172
                                              ----------       ----------        ----------     ----------
   Net Operating Income (NOI)...............   1,814,000        2,903,934         3,053,027      2,851,437
   Cash Flow................................   1,801,694        2,849,704         3,039,677      2,777,037
                                              ==========       ==========        ==========     ==========
   Occupancy................................          66%              93%               93%            93%
   DSCR based on NOI........................        0.79x            1.26x             1.32x          1.24x
   DSCR based on Cash Flow..................        0.78x            1.24x             1.32x          1.20x

Minimum lease term is either six or twelve months for both new and renewed leases.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

-  OPERATING HISTORY -- DURANGO CANYON NORTH APARTMENTS

                                                 1999           1/00-6/00           2000       ORIGINATOR'S
                                                ACTUAL      6 MOS. ANNUALIZED     BUDGETED     UNDERWRITTEN
                                              ----------    -----------------    ----------    ------------
   Effective Gross Income (EGI).............  $1,397,409       $1,769,284        $1,850,311     $1,716,731
   Operating Expenses.......................     472,505          521,710           552,330        556,046
                                              ----------       ----------        ----------     ----------
   Net Operating Income (NOI)...............     924,904        1,247,574         1,297,981      1,160,685
   Cash Flow................................     916,693        1,234,348         1,290,810      1,119,285
                                              ==========       ==========        ==========     ==========
   Occupancy................................          68%              92%               92%            91%
   DSCR based on NOI........................        1.02x            1.37x             1.43x          1.28x
   DSCR based on Cash Flow..................        1.01x            1.36x             1.42x          1.23x

Minimum lease term is either six or twelve months for both new and renewed leases.

-  OPERATING HISTORY -- DURANGO CANYON SOUTH APARTMENTS

                                                  1999           1/00-6/00           2000       ORIGINATOR'S
                                                 ACTUAL      6 MOS. ANNUALIZED     BUDGETED     UNDERWRITTEN
                                               ----------    -----------------    ----------    ------------
   Effective Gross Income (EGI)............    $2,734,057       $3,640,320        $3,620,173     $3,654,353
   Operating Expenses......................       924,463          946,736         1,080,649      1,116,184
                                               ----------       ----------        ----------     ----------
   Net Operating Income (NOI)..............     1,809,594        2,693,584         2,539,524      2,538,169
   Cash Flow...............................     1,793,618        2,673,820         2,525,495      2,456,809
                                               ==========       ==========        ==========     ==========
   Occupancy...............................            68%              89%               92%            91%
   DSCR based on NOI.......................          0.96x            1.43x             1.35x          1.35x
   DSCR based on Cash Flow.................          0.95x            1.42x             1.34x          1.31x

Minimum lease term is either six or twelve months for both new and renewed leases.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

THE RESIDENCE INN LOAN

- THE LOAN. The Mortgage Loan (the "Residence Inn Loan"), which is secured by a first mortgage lien on ten upper-tier, extended-stay hotels, represents approximately 6.1% of the Initial Pool Balance. The Residence Inn Loan was originated on December 29, 1999, and has a principal balance of $54,698,161 as of the Cut-off Date. The Residence Inn Loan was made to Residence Inn III, LLC, a Delaware limited liability company. Borrower's counsel has provided a non-consolidation opinion.

   The Residence Inn Loan has a remaining term of 112 months and matures on January 1, 2010. The Residence Inn Loan may not be prepaid prior to, and including, November 1, 2009. However, the Residence Inn Loan is subject to defeasance with United States Treasury obligations beginning two years from the Trust Formation Date. The Residence Inn Loan may be prepaid without payment of a prepayment penalty during the two months preceding the maturity date.

   Additional terms and escrows for the Residence Inn Loan are set forth in Annex A to the preliminary prospectus supplement.

- THE PROPERTIES. The collateral for the Residence Inn Loan consists of ten upper-tier extended-stay hotels flagged under Residence Inn by Marriott. The hotels are managed by Residence Inn by Marriott, Inc., one of the largest lodging companies in the world. The properties are under a long term management agreement expiring December 2011 with automatic extension options of five ten-year renewal periods. The related mortgaged properties are located in seven states for geographic diversity. The hotels have 1,150 rooms in the aggregate.

                                                                         YR. BUILT/
                                                                 ROOMS   RENOVATED
                                                                 -----   ----------
   Residence Inn -- Montgomery, AL.............................    94         1990
   Residence Inn -- Bakersfield, CA............................   114         1990
   Residence Inn -- Pleasant Hill, CA..........................   126         1990
   Residence Inn -- San Ramon, CA..............................   106         1990
   Residence Inn -- Meriden, CT................................   106         1990
   Residence Inn -- Atlanta (Hapeville), GA....................   126         1990
   Residence Inn -- Boston (Tewksbury), MA.....................   130         1989
   Residence Inn -- Cincinnati (Blue Ash), OH..................   118         1990
   Residence Inn -- Houston, TX................................   110    1990/1997
   Residence Inn -- Dallas (Irving), TX........................   120         1989

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

- DEBT SERVICE COVERAGE COVENANT. The loan documents contain a debt service coverage covenant, which is tested quarterly based on a prior twelve months actual operations. In the event the aggregate debt service coverage based on actual revenues and expenses net of appropriate reserves, taxes and insurance drops below 1.50x, a cash sweep will take effect. The cash sweep will subside when two full months of debt service have been collected. The two months of debt service will be held as additional collateral and may be used to pay down the loan or fund any debt service shortfalls.

- DEBT SERVICE RESERVE. Two months of debt service will be held in escrow for the term of the mortgage loan. The escrow account is pledged as additional collateral for the loan and may be applied to reduce the mortgage loan.

- MERIDEN, CONNECTICUT GROUND LEASE. The Meriden, CT property is encumbered by a ground lease. The ground lease expires in October 2013. The ground lease has ten (10) renewal options of five (5) years each, which are automatically renewed for a total of 50 years. At ground lease expiration, the borrower must pre-pay $1,500,000 to exercise the first five (5) year extension option. To mitigate this risk, the borrower will begin making monthly escrow payments beginning in year six (6) through the duration of the loan term into a ground lease payment escrow account.

- PARTIAL RELEASE/DEFEASANCE. In the event the borrower elects to partially release/defease at any permitted time, the borrower will provide direct, non-callable obligations of the U.S. government in an amount equal to 125% of the allocated loan amount for one or more of the properties to be released. Conditions of partial defeasance require the borrower to provide (i) appropriate and customary opinions of independent counsel and (ii) written evidence from rating agencies that such defeasance will not result in a withdrawal, qualification or downgrade of the respective ratings of the Certificates. Furthermore, as a condition of the borrower's ability to defease less than all of the properties constituting collateral for the mortgage loan, the borrower will be required to provide satisfactory evidence, that, after partial defeasance, the remaining properties will support a debt service coverage at least equal to the greater of (i) the debt service coverage ratio at the time of closing of the loan or (ii) the debt service coverage ratio immediately prior to the partial defeasance.

- SPONSORSHIP. In addition to the 77% limited partnership interest in the subject properties, Crestline Capital leases approximately 119 full service hotels in the upscale and luxury segments of the lodging industry and subleases approximately 71 limited service hotels from Host Marriott REIT. In addition, Crestline Capital owns approximately 31 senior living communities located in 13 states which contain over 7,450 units. The senior living communities are generally a quality segment of private pay customers. As a spin off from Host Marriott Corporation, Crestline Capital has significant managerial experience in the lodging and senior living industries.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

-  OPERATING HISTORY

                                                                     1998           1999        ORIGINATOR'S
                                                                    ACTUAL         ACTUAL       UNDERWRITTEN
                                                                  -----------    -----------    ------------
    Effective Gross Income (EGI)................................  $37,278,961    $38,003,248    $32,742,844
    Operating Expenses..........................................   21,741,513     21,684,834     20,119,031
                                                                  -----------    -----------    -----------
    Net Operating Income (NOI)..................................   15,537,448     16,318,414     12,623,813
    Cash Flow...................................................  $13,581,306    $14,426,938    $11,038,118
                                                                  ===========    ===========    ===========
    Occupancy...................................................           87%            86%            75%
    DSCR based on NOI...........................................         2.65x          2.78x          2.15x
    DSCR based on Cash Flow.....................................         2.31x          2.46x          1.88x

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

THE SCI PORTFOLIO

- THE LOAN. The Mortgage Loans (the "1401 Elm Street & 500 West 7th Street Loan" and the "1025 Elm Street Loan") are each secured by a first mortgage encumbering several office buildings. The 1401 Elm Street & 500 West 7th Street Loan is secured by a first mortgage encumbering a condominium interest in a 51-story office building located at 1401 Elm Street in the central business district of Dallas and a first mortgage encumbering a 21-story office building located at 500 West 7th Street in the central business district of Ft. Worth. Both properties are subject to ground leases. For 1401 Elm Street, the ground lease interest covers the entire property's 1.86 acres. For 500 West 7th Street, the ground lease interest covers 1.3888 acres out of 2.73 acres. The 1025 Elm Street Loan is secured by a first mortgage encumbering a 10-story office building located at 1025 Elm Street in the central business district of Dallas. The mortgage loans represent approximately 3.8% and 1.0% of the Initial Pool Balance, respectively. Both mortgage loans were originated on November 1, 1999. The 1401 Elm Street & 500 West 7th Street Loan and 1025 Elm Street Loan have principal balances as of the Cut-off Date of $34,189,373 and $8,923,623, respectively.

   The 1401 Elm Street & 500 West 7th Street Loan was made to Elm Street Portfolio, L.P. , a Texas Limited Partnership and the 1025 Elm Street Loan was made to 1025 Elm Holdings, L.P. a Texas Limited Partnership. Borrower's counsel provided a non-consolidation opinion at origination.

   Both the 1401 Elm Street & 500 West 7th Street Loan and 1025 Elm Street Loan have remaining terms of 110 months and mature on November 1, 2009. Both the 1401 Elm Street Loan & 500 West 7th Street Loan and 1025 Elm Street Loan may not be prepaid prior to, and including, September 1, 2009. However, both loans are subject to defeasance with United State Treasury obligations beginning two years after the Trust Formation Date. Both the 1401 Elm Street & 500 West 7th Street Loan and the 1025 Elm Street Loan may be prepaid without the payment of a prepayment penalty during the two months preceding the maturity date of the loans.

- THE PROPERTIES. The 1401 Elm Street and 500 West 7th Street office buildings were constructed in 1964 and 1961, respectively. The 1401 Elm Street property is a concrete and steel high-rise with marble cladding on the first eight floors. Each of the first eight floors have 60,000 square feet floor plates, while floors nine through fifty-one have floor plates of 30,000 square feet each. Located in the central business district of Dallas, the property encompasses an entire city block, and is located next to the new DART rail system which runs through the heart of downtown Dallas. It contains 1,095,000 square feet of net rentable area and an underground 3-level garage containing 545 parking spaces. The borrower owns a 43% condominium interest in the building (but a 50% voting interest in the Condominium Regime) covering lower levels 1 and 2, and floors 1st through 9th. The condominium interest covers 428,884 square feet of net rentable area of which Bank of America, N.A. is the sole office tenant occupying 418,646 square feet. The remaining 10,238 square feet is retail space of which 7,105 square feet is occupied by 3 tenants.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

   The 500 West 7th street office building is a concrete and steel high-rise with the first three floors having 28,000 square feet plates and the floors four through twenty-one with floor plates of 14,000 square feet each. Located in the central business district of Ft. Worth it encompasses an entire city block. It contains 288,971 square feet of net rentable area and a detached 7-level garage containing 484 parking spaces. Bank of America, N.A. is the largest office tenant occupying 115,203 square feet or 39.9% of the total 285,198 square feet of office space.

   The 1025 Elm Street property was originally constructed in 1925, added a parking deck in 1960 and underwent a total rehabilitation in 1989. The ten story building has 137,534 net rentable square feet which is ninety-nine percent (99%) occupied by Bank of America, N.A. and one percent (1%) occupied by Barbecue, Etc. The property is located in the central business district of Dallas.

- ESCROWS. In addition to the normal escrows for taxes & insurance and capital replacements, two special reserve accounts have been established. The first is a ground lease escrow into which 36 months of ground lease payments were deposited. The borrower is required to maintain the 36 month balance in escrow during the term of the loan, except that, during the three year period prior to the maturity date of the loan, the borrower may use such funds for the payment of ground rents only. The second escrow established is for tenant improvements and leasing commissions. It was originally funded with a combined deposit for all three properties, and is scheduled to increase through cash sweeps of the lock box account if the major tenant, Bank of America, N.A., does not renew its lease within 2 years of lease expiration.

- LOCK BOX ACCOUNT. A hard lock box was established at closing. All revenue from the tenants in excess of the amount necessary to pay debt service and required reserves will accrue for the benefit of the borrower and, provided no event of default shall have occurred, the excess will be returned to the borrower at the end of each month. If at any time the debt service coverage ratio falls below 1.20x over a three month trailing period, a cash sweep of all cash flow, after debt service, escrow reserves and all related operating expenses, is required as additional collateral for the loan, up to an amount equaling nine months of debt service. In the event the debt service falls below a 1.10x for any month(s), the lender may review and terminate the property manager.

- PROPERTY MANAGEMENT. Both buildings are managed by SCI ROEV Realty Group LP, a management company that is related to the borrower through common principals. SCI ROEV Realty Group LP manages all the space owned by the borrower and it is controlled by SCI Real Estate Development and ROEV General. The principals behind SCI Real Estate Development and ROEV General have extensive backgrounds in managing large commercial real estate. SCI ROEV Realty Group L.P. has 1,551,000 square feet under management, with 1,214,000 square feet of that space being in the Dallas and Fort Worth markets.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

-  OPERATING HISTORY -- SCI PORTFOLIO -- 1401 ELM ST. & 500 W. 7TH ST.

                                                                    1998          1999       ORIGINATOR'S
                                                                   ACTUAL        ACTUAL      UNDERWRITTEN
                                                                 -----------   -----------   ------------
   Effective Gross Income (EGI)...............................   $10,850,671   $11,037,109   $11,795,061
   Operating Expenses.........................................     4,881,116     5,028,247     5,408,953
                                                                 -----------   -----------   -----------
   Net Operating Income (NOI).................................     5,969,555     6,008,861     6,386,108
   Cash Flow..................................................   $ 5,969,555   $ 5,938,066   $ 5,195,198
                                                                 ===========   ===========   ===========
   Occupancy..................................................                                        94%
   DSCR based on NOI..........................................          1.76x         1.78x         1.89x
   DSCR based on Cash Flow....................................          1.76x         1.76x         1.54x

-  OPERATING HISTORY -- SCI PORTFOLIO -- 1025 ELM STREET

                                                                     1998         1999      ORIGINATOR'S
                                                                    ACTUAL       ACTUAL     UNDERWRITTEN
                                                                  ----------   ----------   ------------
   Effective Gross Income (EGI)................................   $2,037,345   $2,112,208    $2,223,330
   Operating Expenses..........................................      708,724      770,707       823,411
                                                                  ----------   ----------    ----------
   Net Operating Income (NOI)..................................    1,328,621    1,341,501     1,399,919
   Cash Flow...................................................   $1,328,621   $1,341,014    $1,176,544
                                                                  ==========   ==========    ==========
   Occupancy...................................................                                     100%
   DSCR based on NOI...........................................         1.51x        1.52x         1.59x
   DSCR based on Cash Flow.....................................         1.51x        1.52x         1.33x

- MAJOR TENANT. Bank of America, N. A. is the largest tenant at the three buildings, occupying 97.6%, 39.9% and 99.2% of the net rentable area at 1401 Elm Street, 500 West 7th Street and 1025 Elm Street, respectively. The loans' maturity dates are November 1, 2009 while the Bank of America, N.A. leases extend beyond the loan term and mature December 31, 2009.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

THE INTERSTATE CORPORATE CENTER LOAN

- THE LOAN. The Mortgage Loan ("Interstate Corporate Center Loan") is secured by a first mortgage encumbering a seventeen-building office park located in Norfolk, Virginia, and represents approximately 3.0% of the Initial Pool Balance. Originated on June 29, 2000, the loan has a principal balance as of the Cut-off Date of $26,580,260. The Interstate Corporate Center Loan was made to Interstate Office Holdings, L.L.C.

   The Interstate Corporate Center Loan has a remaining term of 118 months and matures on July 1, 2010. The Interstate Corporate Center Loan may not be prepaid prior to, and including, May 1, 2010. However, the Interstate Corporate Center Loan is subject to defeasance with United States Treasury obligations beginning two years from the Trust Formation Date.

   Additional terms and escrows for the Interstate Corporate Center Loan are set forth in Annex A to the preliminary prospectus supplement.

- THE PROPERTY. The Interstate Corporate Center is a seventeen-building office park that was developed as a Koger Center. The buildings are all one- and two-story, and contain, in the aggregate, net rentable square feet of 430,833. All of the buildings have reinforced concrete slab-on-grade with low slope roofs with metal decking and single-ply "rubber" roofing membranes. The exterior wall construction varies for each building, but is typically brick, stucco and concrete.

   Built in 1968 and first renovated in 1977, the property was purchased by the current owner in May 1999, who subsequently renovated and re-tenanted. The property achieved stabilization in early 2000.

- PROPERTY MANAGEMENT. The property is managed by Harbor Group Management Company, a related entity to Interstate Office Holdings, L.L.C., who manages approximately 1.9 million square feet and has over 15 years experience.

- MAJOR TENANTS. The largest tenant is Harris Publishing, which occupies 9.7% of net rentable area and has a lease maturity date of June 30, 2002. Bernard
   C. Harris occupies 6.4% of net rentable area and has a lease maturity date of June 30, 2001.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

-  OPERATING HISTORY

                                                                    1998      ORIGINATOR'S
                                                                   ACTUAL     UNDERWRITTEN
                                                                 ----------   ------------
   Effective Gross Income (EGI)................................  $5,350,775    $5,804,142
   Operating Expenses..........................................   2,395,307     2,168,864
                                                                 ----------    ----------
   Net Operating Income (NOI)..................................   2,955,468     3,635,278
   Cash Flow...................................................   2,246,003     3,080,503
                                                                 ==========    ==========
   Occupancy...................................................                        91%
   DSCR based on NOI...........................................        1.20x         1.48x
   DSCR based on Cash Flow.....................................        0.92x         1.26x

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

111 WEST JACKSON LOAN

- THE LOAN. The Mortgage Loan (the "111 West Jackson Loan") is secured by a first mortgage encumbering an office building in Chicago, Illinois, and represents approximately 2.9% of the Initial Pool Balance. Originated on February 9, 2000, the loan has a principal balance as of the Cut-off Date of $26,057,903. The 111 West Jackson Loan was made to P & S Limited Partners, an Illinois Limited Partnership.

   The 111 West Jackson Loan has a remaining term of 114 months and matures on March 1, 2010. The 111 West Jackson Loan may not be prepaid prior to, and including, December 1, 2009. However, the 111 West Jackson Loan is subject to Defeasance with United States Treasury obligations beginning two years from the Trust Formation Date.

   Additional terms and escrows for the 111 West Jackson Loan are set forth in Annex A to the preliminary prospectus supplement.

- THE PROPERTY. The 111 West Jackson Street Office Property is a Class B office building in the south sector of the Chicago Central Business District, commonly known as the Financial District. Completed in 1960, the subject has been significantly upgraded during the period of ownership by the Borrower and converted from a three tenant building to a more flexible facility with multi-tenant floors and amenities. This 25-story office building comprises two primary uses: retail and office. The retail component is on the first floor and encompasses 21,334 square feet, and the office component is housed on floors 3 through 25 and encompasses 519,044 net rentable square feet. The second floor is the mechanical floor. Combined, the building contains a net rentable area of 540,351 square feet, enveloped by the gross building area that totals 648,649 square feet. In addition to the retail and office mix, the property contains underground parking for a limited number of "executive parking spaces" of up to 90 cars.

   The borrower has been successful in converting the building to a competitive property in the market. The tenant mix is comprised of large corporate tenants including Union Tank Car's corporate headquarters comprising over 100,000-sq. ft., of rentable space, REFCO which comprises in excess of 46,000 sq. ft., and The United States Census Bureau which leases an entire floor. In addition, several floors are comprised of smaller tenants who have a high degree of focus and association to the Chicago Board of Trade that is literally adjacent to the collateral property. In conjunction with the reorientation of the property in the leasing market, the building has been upgraded to be competitive including updated common area space and utilities.

   As noted above, the property is very well located in the Central Loop and in the heart of the Financial District of Chicago. The property is conveniently located to The Chicago CTA "el" transportation system that is two blocks

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

SIGNIFICANT MORTGAGE LOANS

   east. Accessible within walking distance are the Federal Reserve Bank, City Hall, Cook County Courthouse, and the State of Illinois Building. The Chicago Board of Trade is contiguous to the building and Bank of America, N.A.'s Chicago headquarters is across the street from the property. Access to the other parts of the CBD is good as well as access to Michigan Avenue and Lake Shore Drive.

- PROPERTY MANAGEMENT. The property is managed by Big Bear Properties, Inc., an affiliate of the P & S Limited Partners who manages in excess of one million square feet of other commercial real estate.

- MAJOR TENANTS. Union Tank Car (A+, S&P) occupies 18.6% of net rentable area and has a lease maturity date of December 31, 2001. REFCO occupies 8.7% of net rentable area and has a lease maturity date of October 31, 2001.

-  OPERATING HISTORY

                                                                    1999      ORIGINATOR'S
                                                                   ACTUAL     UNDERWRITTEN
                                                                 ----------   ------------
   Effective Gross Income (EGI)................................  $9,262,200    $9,633,681
   Operating Expenses..........................................  $5,734,067    $5,382,605
                                                                 ----------    ----------
   Net Operating Income (NOI)..................................  $3,528,133    $4,251,076
   Cash Flow...................................................  $2,704,648    $3,103,778
                                                                 ==========    ==========
   Occupancy...................................................          90%           87%
   DSCR based on NOI...........................................        1.42x         1.71x
   DSCR based on Cash Flow.....................................        1.09x         1.25x

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

- GENERAL. For a detailed presentation of certain characteristics of the Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A to the preliminary prospectus supplement. Certain capitalized terms that appear herein are defined in Annex A to the preliminary prospectus supplement. See Annex B to the preliminary prospectus supplement for certain information with respect to capital improvement, replacement and tenant improvement reserve accounts, as well as certain other information with respect to Multifamily Mortgaged Properties.

- DELINQUENCIES. As of the Cut-off Date, no Mortgage Loan will have been 30 days or more delinquent in respect of any Monthly Payment during the past 12 months. All of the Mortgage Loans were originated during the 36 months prior to the Cut-off Date.

- TENANT MATTERS. Seventy of the retail, office, special purpose and industrial Mortgaged Properties, which represent security for 43.0% of the Initial Pool Balance, are leased in large part to one or more Major Tenants. The three concentrations of Major Tenants with respect to more than one property (groups of Mortgage Loans where the same company is a Major Tenant of each Mortgage Loan in the group) represent 4.8% (Bank of America), 1.8% (Publix) and 1.7% (Chubb Computer Services) of the Initial Pool Balance. In addition, there are several cases in which a particular entity is a tenant at multiple Mortgaged Properties, and although it may not be a Major Tenant at any such property, it may be significant to the success of such properties. "Major Tenants" means any tenant at a Commercial Mortgaged Property that rents at least 20% of the Leasable Square Footage (as defined in Annex A to the preliminary prospectus supplement) at such property.

   Certain of the Multifamily Mortgaged Properties have material concentrations of student tenants.

- GROUND LEASES AND OTHER NON-FEE INTERESTS. Seven Mortgage Loans, which represent 15.3% of the Initial Pool Balance, are, in each such case, secured primarily by a Mortgage on the applicable borrower's leasehold interest in the related Mortgaged Property. In each case, either (i) the ground lessor has subordinated its interest in the related Mortgaged Property to the interest of the holder of the related Mortgage Loan or (ii) the ground lessor has agreed to give the holder of the Mortgage Loan notice of, and has granted such holder the right to cure, any default or breach by the lessee. See "Certain Legal Aspects of Mortgage Loans -- Foreclosure -- Leasehold Considerations" in the accompanying prospectus. Mortgage Loan No. 180602 (the "Gateway Village Loan"), which represents 0.9% of the Initial Pool Balance, is secured primarily by a Mortgage on the borrower's estate for years interest in the related Mortgaged Property through 2015. In such case, by joinder to the related Mortgage, the remainderman has subordinated its fee interest in the related Mortgaged Property to the interest of the holder of the Mortgage Loan.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

- SUBORDINATE FINANCING We are aware that three of the mortgaged properties relating to the Mortgage Loans, representing 2.1% of the Initial Pool Balance, were encumbered by subordinate debt as of the Cut-off Date. The Mortgage Loans either prohibit the related borrower from encumbering the Mortgaged Property with additional secured debt or require the consent of the holder of the first lien prior to so encumbering such property. Five of the Mortgage Loans, representing 12.4% of the Initial Pool Balance, expressly permit unsecured indebtedness subject to certain conditions.

   GENERALLY. The existence of subordinated indebtedness encumbering a mortgaged property may increase the difficulty of refinancing the related mortgage loan at maturity and the possibility that reduced cash flow could result in deferred maintenance. Also, in the event that the holder of the subordinated debt files for bankruptcy or is placed in involuntary receivership, foreclosure on the mortgaged property could be delayed. Regardless of whether the terms of a mortgage loan prohibit the incurrence of subordinate debt, the related borrower may be permitted to incur additional indebtedness secured by furniture, fixtures and equipment, and to incur additional unsecured indebtedness. See "Certain Legal Aspects of Mortgage Loans -- Subordinate Financing" in the accompanying prospectus.

- LENDER/BORROWER RELATIONSHIPS. The Mortgage Loan Sellers or the Depositor or any of their affiliates may maintain certain banking or other relationships with borrowers under the Mortgage Loans or their affiliates, and proceeds of the Mortgage Loans may, in certain limited cases, be used by such borrowers or their affiliates in whole or in part to pay indebtedness owed to the Mortgage Loan Sellers, the Depositor or such other entities.

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

PRICE/YIELD TABLES

The tables set forth hereafter show the corporate bond equivalent yield, modified duration weighted average life and the first Distribution Date and final Distribution Date on which principal or interest, as applicable, is to be paid with respect to the Classes of Offered Certificates under various scenarios and for a variety of purchase prices. Purchase prices are generally expressed in 32nds (i.e. 99-16 means 99 16/32) as a percentage of the related aggregate principal balance (the "Certificate Balance") of the relevant Class, or in the case of the Class X Certificates a "Notional Amount" equal to the Certificate Balances of the Sequential Pay Certificates.

The yields set forth in the following tables were calculated by determining the monthly discount rates which, when applied to the assumed stream of cash flows to be paid on each Class of Offered Certificates, would cause the discounted present value of such assumed stream of cash flows as of October 30, 2000 to equal the assumed purchase prices, plus accrued interest at the applicable pass-through rate from and including October 1, 2000 to, but excluding the Settlement Date, and converting such monthly rates to semi-annual corporate bond equivalent rates. Assumed cash flows were determined based on actual loan terms, the coupons set forth in each table, and the assumptions as to prepayments, extensions and receipts of prepayment premiums set forth in each table, and to the extent not inconsistent herewith, based on the Maturity Assumptions as defined in the preliminary prospectus supplement dated October 2000 with respect to the Offered Certificates. Such calculation does not take into account variations that may occur in the interest rates at which investors may be able to reinvest funds received by them as reductions of the Certificate Balances of the respective Classes of Offered Certificates and consequently does not purport to reflect the return on any investment in such Classes of Certificates when such reinvestment rates are considered. For purposes of these tables, "modified duration" has been calculated using Macaulay Duration. The Macaulay Duration is calculated as the present value weighted average time to receive future payments of principal and interest. Modified duration is calculated by dividing the Macaulay Duration by the appropriate semi-annual compounding factor. The duration of a security may be calculated according to various methodologies; accordingly, no representation is made by the Depositor, the Underwriters or any other person that the "modified duration" approach used herein is appropriate. Duration, like yield, will be affected by the prepayment rate of the Mortgage Loans and extensions in respect of Balloon Payments that actually occur during the life of the Offered Certificates and by the actual performance of the Mortgage Loans, all of which may differ, and may differ significantly, from the assumptions used in preparing the tables below. The modified duration shown in the following tables, in each case, relates to the yield shown above such modified duration number in the middle pricing assumption row (i.e. the 9th number from the top of the column containing such modified duration number).

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                         PRICE/YIELD TABLE - CLASS A-1

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:             198,316,225
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:       7.1140%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.21                 7.21                 7.21                 7.21
------------------------------------------------------------------------------------------------------------------------------
                 99-26.0                           7.20                 7.20                 7.20                 7.20
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.19                 7.19                 7.19                 7.19
------------------------------------------------------------------------------------------------------------------------------
                 99-30.0                           7.17                 7.17                 7.17                 7.17
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.16                 7.16                 7.16                 7.16
------------------------------------------------------------------------------------------------------------------------------
                 100-2.0                           7.14                 7.14                 7.14                 7.14
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.13                 7.13                 7.13                 7.13
------------------------------------------------------------------------------------------------------------------------------
                 100-6.0                           7.12                 7.12                 7.12                 7.12
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.10                 7.10                 7.10                 7.10
------------------------------------------------------------------------------------------------------------------------------
                 100-10.0                          7.09                 7.09                 7.09                 7.09
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.07                 7.07                 7.07                 7.07
------------------------------------------------------------------------------------------------------------------------------
                 100-14.0                          7.06                 7.06                 7.06                 7.06
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.05                 7.05                 7.05                 7.04
------------------------------------------------------------------------------------------------------------------------------
                 100-18.0                          7.03                 7.03                 7.03                 7.03
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.02                 7.02                 7.02                 7.02
------------------------------------------------------------------------------------------------------------------------------
                 100-22.0                          7.00                 7.00                 7.00                 7.00
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          6.99                 6.99                 6.99                 6.99
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          5.75                 5.74                 5.72                 5.69
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            4.44                 4.43                 4.42                 4.40
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 11/15/2000           11/15/2000           11/15/2000           11/15/2000
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 04/15/2009           04/15/2009           04/15/2009           03/15/2009
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         102                  102                  102                  101

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.21
------------------------------------------------------------------------------------------------------------------------------
                 99-26.0                           7.20
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.19
------------------------------------------------------------------------------------------------------------------------------
                 99-30.0                           7.17
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.16
------------------------------------------------------------------------------------------------------------------------------
                 100-2.0                           7.14
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.13
------------------------------------------------------------------------------------------------------------------------------
                 100-6.0                           7.11
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.10
------------------------------------------------------------------------------------------------------------------------------
                 100-10.0                          7.08
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.07
------------------------------------------------------------------------------------------------------------------------------
                 100-14.0                          7.06
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.04
------------------------------------------------------------------------------------------------------------------------------
                 100-18.0                          7.03
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.01
------------------------------------------------------------------------------------------------------------------------------
                 100-22.0                          7.00
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          6.98
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          5.57
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            4.33
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 11/15/2000
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 11/15/2008
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         97

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description
 of the Certificates-Distributions-Distributions of                                                  5               5.880
 Prepayment Premiums" in the Prospectus Supplement.                                                 10               5.820
No Extensions on any Mortgage Loan                                                                  30               5.880
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                         PRICE/YIELD TABLE - CLASS A-2

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:             477,137,063
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:       7.3090%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.45                 7.45                 7.45                 7.45
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.44                 7.44                 7.44                 7.44
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.42                 7.42                 7.42                 7.42
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.40                 7.40                 7.40                 7.40
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.38                 7.38                 7.38                 7.38
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.36                 7.36                 7.36                 7.36
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.34                 7.34                 7.34                 7.34
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.32                 7.32                 7.32                 7.32
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.30                 7.30                 7.30                 7.30
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.28                 7.28                 7.28                 7.28
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.26                 7.26                 7.26                 7.26
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.24                 7.24                 7.24                 7.24
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.22                 7.22                 7.22                 7.22
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.21                 7.21                 7.20                 7.20
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.19                 7.19                 7.19                 7.19
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.17                 7.17                 7.17                 7.17
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.15                 7.15                 7.15                 7.15
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.18                 9.17                 9.15                 9.13
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.47                 6.46                 6.45                 6.44
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 04/15/2009           04/15/2009           04/15/2009           03/15/2009
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 05/15/2010           05/15/2010           04/15/2010           04/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         14                   14                   13                   14

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.46
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.44
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.42
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.40
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.38
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.36
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.34
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.32
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.30
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.28
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.26
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.24
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.22
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.20
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.18
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.16
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.14
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          8.98
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.37
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 11/15/2008
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 03/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         17

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description
 of the Certificates-Distributions-Distributions of                                                  5               5.880
 Prepayment Premiums" in the Prospectus Supplement.                                                 10               5.820
No Extensions on any Mortgage Loan                                                                  30               5.880
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS B

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:             37,816,366
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:      7.4580%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.61                 7.61                 7.61                 7.61
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.59                 7.59                 7.59                 7.59
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.57                 7.57                 7.57                 7.57
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.55                 7.55                 7.55                 7.55
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.53                 7.53                 7.53                 7.53
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.51                 7.51                 7.51                 7.51
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.49                 7.49                 7.49                 7.49
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.47                 7.47                 7.47                 7.47
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.46                 7.46                 7.46                 7.46
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.44                 7.44                 7.44                 7.44
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.42                 7.42                 7.42                 7.42
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.40                 7.40                 7.40                 7.40
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.38                 7.38                 7.38                 7.38
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.36                 7.36                 7.36                 7.36
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.34                 7.34                 7.34                 7.34
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.33                 7.33                 7.33                 7.32
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.31                 7.31                 7.31                 7.31
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.56                 9.56                 9.54                 9.52
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.61                 6.61                 6.60                 6.59
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 05/15/2010           05/15/2010           04/15/2010           04/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           05/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          2                    2                    3                    2

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.61
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.59
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.57
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.55
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.53
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.51
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.49
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.47
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.45
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.44
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.42
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.40
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.38
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.36
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.34
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.32
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.30
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.39
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.53
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 03/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 04/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          2

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description
 of the Certificates-Distributions-Distributions of                                                  5               5.880
 Prepayment Premiums" in the Prospectus Supplement.                                                 10               5.820
No Extensions on any Mortgage Loan                                                                  30               5.880
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS C

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:            24,469,413
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:      7.5450%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.70                 7.70                 7.70                 7.70
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.68                 7.68                 7.68                 7.68
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.66                 7.66                 7.66                 7.66
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.64                 7.64                 7.64                 7.64
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.62                 7.62                 7.62                 7.62
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.60                 7.60                 7.60                 7.60
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.58                 7.58                 7.58                 7.58
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.56                 7.56                 7.56                 7.56
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.55                 7.55                 7.55                 7.55
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.53                 7.53                 7.53                 7.53
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.51                 7.51                 7.51                 7.51
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.49                 7.49                 7.49                 7.49
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.47                 7.47                 7.47                 7.47
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.45                 7.45                 7.45                 7.45
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.43                 7.43                 7.43                 7.43
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.42                 7.42                 7.42                 7.41
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.40                 7.40                 7.40                 7.40
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.63                 9.63                 9.63                 9.61
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.61                 6.61                 6.61                 6.60
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           05/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1                    1                    1                    2

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.70
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.68
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.66
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.64
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.62
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.60
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.58
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.56
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.54
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.53
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.51
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.49
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.47
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.45
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.43
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.41
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.39
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.49
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.55
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 04/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          2

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description
 of the Certificates-Distributions-Distributions of Prepayment                                       5               5.880
 Premiums" in the Prospectus Supplement.                                                            10               5.820
No Extensions on any Mortgage Loan                                                                  30               5.880
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS D

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:             17,795,938
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:      7.5840%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.74                 7.74                 7.74                 7.74
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.72                 7.72                 7.72                 7.72
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.70                 7.70                 7.70                 7.70
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.68                 7.68                 7.68                 7.68
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.66                 7.66                 7.66                 7.66
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.64                 7.64                 7.64                 7.64
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.62                 7.62                 7.62                 7.62
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.60                 7.60                 7.60                 7.60
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.59                 7.59                 7.59                 7.59
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.57                 7.57                 7.57                 7.57
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.55                 7.55                 7.55                 7.55
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.53                 7.53                 7.53                 7.53
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.51                 7.51                 7.51                 7.51
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.49                 7.49                 7.49                 7.49
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.47                 7.47                 7.47                 7.47
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.45                 7.45                 7.45                 7.45
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.44                 7.44                 7.44                 7.44
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.63                 9.63                 9.63                 9.63
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.60                 6.60                 6.60                 6.60
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1                    1                    1                    1

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.74
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.72
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.70
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.68
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.66
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.64
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.62
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.60
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.58
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.57
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.55
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.53
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.51
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.49
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.47
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.45
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.43
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.54
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.56
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of
 Prepayment Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan                                                                   5               5.880
No Delinquencies on any Mortgage Loan                                                               10               5.820
No Defaults on any Mortgage Loan                                                                    30               5.880

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS E

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:             8,897,968
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:      7.6820%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.84                 7.84                 7.84                 7.84
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.82                 7.82                 7.82                 7.82
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.80                 7.80                 7.80                 7.80
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.78                 7.78                 7.78                 7.78
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.76                 7.76                 7.76                 7.76
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.74                 7.74                 7.74                 7.74
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.72                 7.72                 7.72                 7.72
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.70                 7.70                 7.70                 7.70
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.69                 7.69                 7.69                 7.69
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.67                 7.67                 7.67                 7.67
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.65                 7.65                 7.65                 7.65
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.63                 7.63                 7.63                 7.63
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.61                 7.61                 7.61                 7.61
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.59                 7.59                 7.59                 7.59
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.57                 7.57                 7.57                 7.57
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.55                 7.55                 7.55                 7.55
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.54                 7.54                 7.54                 7.54
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.63                 9.63                 9.63                 9.63
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.57                 6.57                 6.57                 6.57
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1                    1                    1                    1

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           7.84
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           7.82
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           7.80
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           7.78
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           7.76
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           7.74
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           7.72
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          7.70
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          7.68
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.67
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.65
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.63
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.61
------------------------------------------------------------------------------------------------------------------------------
                 101-4.0                           7.59
------------------------------------------------------------------------------------------------------------------------------
                 101-8.0                           7.57
------------------------------------------------------------------------------------------------------------------------------
                 101-12.0                          7.55
------------------------------------------------------------------------------------------------------------------------------
                 101-16.0                          7.53
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.54
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.53
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment
 Premiums" in the Prospectus
No Extensions on any Mortgage Loan                                                                   5               5.880
No Delinquencies on any Mortgage Loan                                                               10               5.820
No Defaults on any Mortgage Loan                                                                    30               5.880


RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS F

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:            11,122,461
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:     7.9880%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.23                 8.23                 8.23                 8.23
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.21                 8.21                 8.21                 8.21
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.19                 8.19                 8.19                 8.19
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.17                 8.17                 8.17                 8.17
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.15                 8.15                 8.15                 8.15
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           8.13                 8.13                 8.13                 8.13
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           8.11                 8.11                 8.11                 8.11
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           8.09                 8.09                 8.09                 8.09
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           8.07                 8.07                 8.07                 8.07
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           8.06                 8.06                 8.06                 8.06
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           8.04                 8.04                 8.04                 8.04
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          8.02                 8.02                 8.02                 8.02
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          8.00                 8.00                 8.00                 8.00
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.98                 7.98                 7.98                 7.98
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.96                 7.96                 7.96                 7.96
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.94                 7.94                 7.94                 7.94
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.92                 7.92                 7.92                 7.92
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.66                 9.64                 9.63                 9.63
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.48                 6.48                 6.47                 6.47
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 06/15/2010           06/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 07/15/2010           07/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          2                    2                    1                    1

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.23
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.21
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.19
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.17
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.15
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           8.13
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           8.11
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           8.09
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           8.07
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           8.05
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           8.04
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          8.02
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          8.00
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          7.98
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          7.96
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          7.94
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           7.92
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.54
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.43
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description                                         5               5.880
 of the Certificates-Distributions-Distributions of Prepayment                                       10              5.820
 Premiums" in the Prospectus Supplement.                                                             30              5.880
No Extensions on any Mortgage Loan
No Delinquencies on any Mortgage Loan
No Defaults on any Mortgage Loan

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS G

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:            17,795,937
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:     8.2299%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.33                 8.33                 8.33                 8.33
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.31                 8.31                 8.31                 8.31
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.29                 8.29                 8.29                 8.29
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.27                 8.27                 8.27                 8.27
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.25                 8.25                 8.25                 8.25
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           8.23                 8.23                 8.23                 8.23
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           8.21                 8.21                 8.21                 8.21
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           8.19                 8.19                 8.19                 8.19
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           8.17                 8.17                 8.17                 8.17
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           8.15                 8.15                 8.15                 8.16
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           8.14                 8.14                 8.14                 8.14
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          8.12                 8.12                 8.12                 8.12
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          8.10                 8.10                 8.10                 8.10
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          8.08                 8.08                 8.08                 8.08
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          8.06                 8.06                 8.06                 8.06
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          8.04                 8.04                 8.04                 8.04
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           8.02                 8.02                 8.02                 8.02
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.71                 9.71                 9.71                 9.69
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.48                 6.48                 6.48                 6.47
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 07/15/2010           07/15/2010           06/15/2010           06/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 07/15/2010           07/15/2010           07/15/2010           07/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1                    1                    2                    2

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.33
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.31
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.29
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.27
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.25
------------------------------------------------------------------------------------------------------------------------------
                 99-20.0                           8.23
------------------------------------------------------------------------------------------------------------------------------
                 99-24.0                           8.21
------------------------------------------------------------------------------------------------------------------------------
                 99-28.0                           8.19
------------------------------------------------------------------------------------------------------------------------------
                 100-0.0                           8.18
------------------------------------------------------------------------------------------------------------------------------
                 100-4.0                           8.16
------------------------------------------------------------------------------------------------------------------------------
                 100-8.0                           8.14
------------------------------------------------------------------------------------------------------------------------------
                 100-12.0                          8.12
------------------------------------------------------------------------------------------------------------------------------
                 100-16.0                          8.10
------------------------------------------------------------------------------------------------------------------------------
                 100-20.0                          8.08
------------------------------------------------------------------------------------------------------------------------------
                 100-24.0                          8.06
------------------------------------------------------------------------------------------------------------------------------
                 100-28.0                          8.04
------------------------------------------------------------------------------------------------------------------------------
                 101-0.0                           8.02
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.61
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.43
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 05/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          2

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment
 Premiums"in the Prospectus Supplement.
No Extensions on any Mortgage Loan                                                                   5               5.880
No Delinquencies on any Mortgage Loan                                                               10               5.820
No Defaults on any Mortgage Loan                                                                    30               5.880

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS H

Security ID:                           Banc of America Commercial Mortgage 00-2            Initial Balance:              11,122,460
Settlement Date:                       10/30/2000                                          Initial Pass-Through Rate:        8.2999%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                 97-16.0                           8.64                 8.64                 8.64                 8.64
------------------------------------------------------------------------------------------------------------------------------
                 97-20.0                           8.62                 8.62                 8.62                 8.62
------------------------------------------------------------------------------------------------------------------------------
                 97-24.0                           8.60                 8.60                 8.60                 8.60
------------------------------------------------------------------------------------------------------------------------------
                 97-28.0                           8.58                 8.58                 8.58                 8.58
------------------------------------------------------------------------------------------------------------------------------
                  98-0.0                           8.56                 8.56                 8.56                 8.56
------------------------------------------------------------------------------------------------------------------------------
                  98-4.0                           8.54                 8.54                 8.54                 8.54
------------------------------------------------------------------------------------------------------------------------------
                  98-8.0                           8.52                 8.52                 8.52                 8.52
------------------------------------------------------------------------------------------------------------------------------
                 98-12.0                           8.50                 8.50                 8.50                 8.50
------------------------------------------------------------------------------------------------------------------------------
                 98-16.0                           8.48                 8.48                 8.48                 8.48
------------------------------------------------------------------------------------------------------------------------------
                 98-20.0                           8.46                 8.46                 8.46                 8.46
------------------------------------------------------------------------------------------------------------------------------
                 98-24.0                           8.44                 8.44                 8.44                 8.44
------------------------------------------------------------------------------------------------------------------------------
                 98-28.0                           8.42                 8.42                 8.42                 8.42
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.40                 8.40                 8.40                 8.40
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.38                 8.38                 8.38                 8.38
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.36                 8.36                 8.36                 8.36
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.34                 8.34                 8.34                 8.34
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.32                 8.32                 8.32                 8.32
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.71                 9.71                 9.71                 9.71
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.42                 6.42                 6.42                 6.42
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 07/15/2010           07/15/2010           07/15/2010           07/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 07/15/2010           07/15/2010           07/15/2010           07/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1                    1                    1                    1

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                 97-16.0                           8.64
------------------------------------------------------------------------------------------------------------------------------
                 97-20.0                           8.62
------------------------------------------------------------------------------------------------------------------------------
                 97-24.0                           8.60
------------------------------------------------------------------------------------------------------------------------------
                 97-28.0                           8.58
------------------------------------------------------------------------------------------------------------------------------
                  98-0.0                           8.56
------------------------------------------------------------------------------------------------------------------------------
                  98-4.0                           8.54
------------------------------------------------------------------------------------------------------------------------------
                  98-8.0                           8.52
------------------------------------------------------------------------------------------------------------------------------
                 98-12.0                           8.50
------------------------------------------------------------------------------------------------------------------------------
                 98-16.0                           8.48
------------------------------------------------------------------------------------------------------------------------------
                 98-20.0                           8.46
------------------------------------------------------------------------------------------------------------------------------
                 98-24.0                           8.44
------------------------------------------------------------------------------------------------------------------------------
                 98-28.0                           8.42
------------------------------------------------------------------------------------------------------------------------------
                  99-0.0                           8.40
------------------------------------------------------------------------------------------------------------------------------
                  99-4.0                           8.38
------------------------------------------------------------------------------------------------------------------------------
                  99-8.0                           8.36
------------------------------------------------------------------------------------------------------------------------------
                 99-12.0                           8.34
------------------------------------------------------------------------------------------------------------------------------
                 99-16.0                           8.33
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          9.63
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            6.39
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 06/15/2010
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 06/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                          1

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Not Exercised                                                                TERM (YRS)       YIELD (BEY%)
                                                                                                ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment
 Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan                                                                   5               5.880
No Delinquencies on any Mortgage Loan                                                               10               5.820
No Defaults on any Mortgage Loan                                                                    30               5.880

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS

BANC OF AMERICA COMMERCIAL MORTGAGE INC.

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2000-2
CLASS A-1, A-2, B, C, D, E, F, G, H AND X CERTIFICATES
$804,473,831 (APPROXIMATE)
--------------------------------------------------------------------------------

                          PRICE/YIELD TABLE - CLASS X

Security ID:                           Banc of America Commercial Mortgage 00-2        Initial Balance:            889,004,533
Settlement Date:                       10/30/2000                                      Initial Pass-Through Rate:      1.0024%
Accrual Start Date:                    10/01/2000
First Pay Date:                        11/15/2000

PREPAYMENT (CPR)                                  SCENARIO 1               SCENARIO 2               SCENARIO 3
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                            0.00%                   25.00%                   50.00%

PREPAYMENT (CPR)                                  SCENARIO 4               SCENARIO 5
---------------------------------------------------------------------------------------------------------------------
GROUP
---------------------------------------------------------------------------------------------------------------------
During YM                                            0.00%                    0.00%
---------------------------------------------------------------------------------------------------------------------
During Open/Fixed Penalty                           75.00%                   100.00%

                                                SCENARIO 1           SCENARIO 2           SCENARIO 3           SCENARIO 4
------------------------------------------------------------------------------------------------------------------------------
                  4-23.0                           10.30                10.28                10.26                10.22
------------------------------------------------------------------------------------------------------------------------------
                  4-23.5                           10.21                10.19                10.17                10.13
------------------------------------------------------------------------------------------------------------------------------
                  4-24.0                           10.12                10.10                10.08                10.04
------------------------------------------------------------------------------------------------------------------------------
                  4-24.5                           10.03                10.01                9.99                 9.95
------------------------------------------------------------------------------------------------------------------------------
                  4-25.0                           9.94                 9.92                 9.90                 9.87
------------------------------------------------------------------------------------------------------------------------------
                  4-25.5                           9.85                 9.84                 9.81                 9.78
------------------------------------------------------------------------------------------------------------------------------
                  4-26.0                           9.77                 9.75                 9.72                 9.69
------------------------------------------------------------------------------------------------------------------------------
                  4-26.5                           9.68                 9.66                 9.64                 9.60
------------------------------------------------------------------------------------------------------------------------------
                  4-27.0                           9.59                 9.57                 9.55                 9.51
------------------------------------------------------------------------------------------------------------------------------
                  4-27.5                           9.51                 9.49                 9.46                 9.43
------------------------------------------------------------------------------------------------------------------------------
                  4-28.0                           9.42                 9.40                 9.38                 9.34
------------------------------------------------------------------------------------------------------------------------------
                  4-28.5                           9.33                 9.31                 9.29                 9.26
------------------------------------------------------------------------------------------------------------------------------
                  4-29.0                           9.25                 9.23                 9.21                 9.17
------------------------------------------------------------------------------------------------------------------------------
                  4-29.5                           9.16                 9.14                 9.12                 9.08
------------------------------------------------------------------------------------------------------------------------------
                  4-30.0                           9.08                 9.06                 9.04                 9.00
------------------------------------------------------------------------------------------------------------------------------
                  4-30.5                           9.00                 8.98                 8.95                 8.92
------------------------------------------------------------------------------------------------------------------------------
                  4-31.0                           8.91                 8.89                 8.87                 8.83
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          8.54                 8.53                 8.51                 8.50
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            3.66                 3.65                 3.65                 3.65
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 11/15/2000           11/15/2000           11/15/2000           11/15/2000
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 09/15/2010           09/15/2010           09/15/2010           09/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         119                  119                  119                  119

                                                SCENARIO 5
------------------------------------------------------------------------------------------------------------------------------
                  4-23.0                           9.97
------------------------------------------------------------------------------------------------------------------------------
                  4-23.5                           9.88
------------------------------------------------------------------------------------------------------------------------------
                  4-24.0                           9.79
------------------------------------------------------------------------------------------------------------------------------
                  4-24.5                           9.70
------------------------------------------------------------------------------------------------------------------------------
                  4-25.0                           9.61
------------------------------------------------------------------------------------------------------------------------------
                  4-25.5                           9.52
------------------------------------------------------------------------------------------------------------------------------
                  4-26.0                           9.43
------------------------------------------------------------------------------------------------------------------------------
                  4-26.5                           9.34
------------------------------------------------------------------------------------------------------------------------------
                  4-27.0                           9.25
------------------------------------------------------------------------------------------------------------------------------
                  4-27.5                           9.17
------------------------------------------------------------------------------------------------------------------------------
                  4-28.0                           9.08
------------------------------------------------------------------------------------------------------------------------------
                  4-28.5                           8.99
------------------------------------------------------------------------------------------------------------------------------
                  4-29.0                           8.91
------------------------------------------------------------------------------------------------------------------------------
                  4-29.5                           8.82
------------------------------------------------------------------------------------------------------------------------------
                  4-30.0                           8.74
------------------------------------------------------------------------------------------------------------------------------
                  4-30.5                           8.65
------------------------------------------------------------------------------------------------------------------------------
                  4-31.0                           8.57
------------------------------------------------------------------------------------------------------------------------------
WAL (YRS)                                          8.36
------------------------------------------------------------------------------------------------------------------------------
MOD DUR                                            3.63
------------------------------------------------------------------------------------------------------------------------------
FIRST PRIN DATE                                 11/15/2000
------------------------------------------------------------------------------------------------------------------------------
FINAL PRIN DATE                                 08/15/2010
------------------------------------------------------------------------------------------------------------------------------
PRIN WINDOW                                         118

                        ASSUMPTIONS                                                             TREASURY CURVE AS OF 09/28/00
------------------------------------------------------------                                    ------------------------------
1% Cleanup Call is Exercised                                                                    TERM (YRS)       YIELD (BEY%)
------------------                                                                              ------------------------------
Initial Balance is as of October 1st, 2000                                                          1/4              6.230
Prepay Rates are a Constant % of CPR                                                                1/2              6.280
100% of All Prepayment Premiums are assumed to be collected                                          1               6.090
Prepayment Premiums are allocated to one or more classes                                             2               6.000
 of the offered certificates as described under "Description of the Certificates-Distributions-Distributions of Prepayment
 Premiums" in the Prospectus Supplement.
No Extensions on any Mortgage Loan                                                                   5               5.880
No Delinquencies on any Mortgage Loan                                                               10               5.820
No Defaults on any Mortgage Loan                                                                    30               5.880

RATING AGENCIES DO NOT ADDRESS THE LIKELIHOOD OF RECEIPT OF PREPAYMENT PENALTIES

This material is for your private information and Banc of America Securities LLC and HypoVereinsbank Capital Markets (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES LLC                   HYPOVEREINSBANK CAPITAL MARKETS